                                               GATEWAY FUND
                                    ----------------------------------
                                                PROSPECTUS
                                                May 1, 2001

                           As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved the Fund's shares. It is a criminal offense to state otherwise.




                                                     The
                                                   Gateway
                                                    Trust

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Gateway Fund Investment Objective And Principal Strategies..................2
Principal Risks.............................................................4
Past Performance............................................................5
Expenses....................................................................7
   Annual Fund Operating Expenses...........................................7
   Management Fees..........................................................8
   Distribution (12b-1) Fees................................................8
   Other Expenses...........................................................8
More Information About Principal Investment Strategies And Risks............9
   Principal Investment Strategies..........................................9
   Risks...................................................................10
About The Investment Adviser...............................................11
   Portfolio Manager Profile...............................................11
Other Information..........................................................12
   How Fund Shares Are Priced..............................................12
   Dividends and Distributions.............................................12
   Tax Issues..............................................................12
Financial Highlights.......................................................13
Investing Through a Financial Professional.................................14
Investing Directly.........................................................15
   Opening Your Account....................................................15
   Additional Investments..................................................16
How To Redeem Your Shares..................................................18
Additional Information About Purchasing And Redeeming Shares...............20
Privacy Policy.............................................................21

                                  GATEWAY FUND
                              INVESTMENT OBJECTIVE
                            AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The investment objective of the Gateway Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Historically, investments in equities have produced higher rates of return than fixed income investments. While providing higher returns, equity investments tend toward greater fluctuations in value over time, thus being significantly more volatile than fixed income investments. The Fund undertakes active measures to reduce equity volatility while investing almost all of its assets in equities.

The Fund is designed for you if you are a conservative investor whose investment objective is to earn consistently higher rates of return than fixed income investments over the long term. The Fund owns the 500 common stocks included in the S&P 500 Index, and sells index call options on its indexed portfolio. Selling index call options reduces the Fund's volatility, provides a steady cash flow, and is the Fund's primary source of return. The Fund also buys index put options that can protect the Fund from a significant market decline over a short period of time. The value of a put option generally increases as stock prices decrease. The combination of the indexed stock portfolio, the steady cash flow from the sale of index call options, and the downside protection from index put options is designed to provide the Fund with fairly consistent returns over a wide range of fixed income and equity market environments.

                                  GATEWAY FUND
                              INVESTMENT OBJECTIVE
                            AND PRINCIPAL STRATEGIES
                                  (Continued)
--------------------------------------------------------------------------------

The Fund not only strives for consistent returns, but also returns in excess of those available from other investments comparable in volatility. Historically, two types of investments have had volatility comparable to the Fund - intermediate-term fixed income investments (approximately five-year maturities) and hybrid investments containing a blend of short-term fixed income and equity investments. With its core investment in equities, the Fund is significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments. The objective of the risk management strategy using index options is to limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments. Thus, the Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.

                                PRINCIPAL RISKS
--------------------------------------------------------------------------------

The Fund's stock portfolio is subject to market risk. Stock prices may decline over short or even extended periods of time. The Fund's option strategies may not fully protect it against declines in the value of its stock portfolio. The Fund could experience a loss in both the stock and option portions of its portfolio.

When it sells index call options, the Fund receives cash but limits its opportunity to profit from an increase in the market value of its stock portfolio. When the Fund purchases index put options, it risks the loss of the cash paid for the options. Under certain circumstances the Fund may not own any put options, resulting in increased risk during a market decline.

The value of your investment in the Fund may go up and down. You could lose money investing in the Fund. Furthermore, because the Fund has a long-term investment objective, it is not appropriate for short-term investments.

                                PAST PERFORMANCE
--------------------------------------------------------------------------------
The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. As with all mutual funds, historical results do not necessarily indicate how the Fund will perform in the future. The bar chart shows the Fund's annual total returns for each of the last ten years and how returns can fluctuate from year to year. All return figures on this page assume the reinvestment of dividends and distributions. Also shown are the best and worst quarterly returns for the Fund over the same time period.


            Gateway Fund
Annual Total Returns as of December 31,
1991                             17.79%
1992                              5.14%
1993                              7.40%
1994                              5.57%
1995                             11.04%
1996                             10.53%
1997                             12.35%
1998                             12.26%
1999                             12.97%
2000                              6.61%


------------------------------------------------------
BEST QUARTER - FOURTH QUARTER 1998               7.20%
WORST QUARTER - FIRST QUARTER 1994              -2.59%

                                PAST PERFORMANCE
                                  (Continued)
--------------------------------------------------------------------------------
The following table compares the Fund's performance over time to that of the S&P 500 Index, the Salomon Broad Investment-Grade Medium-Term (1-10) Index and the Russell 2000 Index. The S&P 500 and Russell 2000 indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U. S. stock market. These indexes were chosen for comparison because they reflect the broad spectrum of U. S. equity markets. The Salomon Broad Investment-Grade Medium-Term (1-10) Index reflects the performance of the U. S. bond market and was chosen for comparison because its historical risk characteristics are similar to those of the Fund.


                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                    AS OF DECEMBER 31, 2000
                                               --------------------------------
                                               1 YEAR      5 YEARS     10 YEARS
                                               ------      -------     --------
GATEWAY FUND                                    6.61%        10.92%     10.10%
SALOMON BROAD INVESTMENT-GRADE
  MEDIUM-TERM (1-10) INDEX                     10.59          6.43       7.58
S&P 500 INDEX                                  (9.10)        18.32      17.44
RUSSELL 2000 INDEX                             (3.02)        10.31      15.53

                                    EXPENSES
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

Management Fees                              0.57%
Distribution (12b-1) Fees                    0.35
Other Expenses                               0.06
                                            -----
Total Annual Fund Operating Expenses         0.98%
                                            -----

                                    EXAMPLE

This Example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year          3 Years        5 Years        10 Years
     ------          -------        -------        --------
      $100            $312            $542          $1,201

                                    EXPENSES
                                  (Continued)
--------------------------------------------------------------------------------

                                MANAGEMENT FEES

The Fund paid the Adviser a fee of 0.57% of its average net assets for the 2000 fiscal year. This fee reflects the terms of the Management Agreement under which the Adviser is paid 0.925% of the average value of the daily net assets of the Fund minus the amount of the Fund's expenses incurred pursuant to its Distribution Plan. Also under the Management Agreement, the Adviser receives no separate fee for its transfer agency, fund accounting and other services to the Fund, and the Adviser pays the Fund's expenses of reporting to shareholders.

                           DISTRIBUTION (12B-1) FEES

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay for the sale and distribution of its shares. The Trustees of The Gateway Trust review and approve expenses under the plan. In any year, distribution expenses cannot exceed 0.50% of the average daily net asset value of the Fund. For 2000, expenses under the plan were 0.35% of the average daily net asset value of the Fund. The Management Fees paid to the Adviser are reduced dollar for dollar by the Fund's distribution expenses, so the distribution expenses do not increase the cost of your investment in the Fund.

                                 OTHER EXPENSES

The Fund pays all of its normal operating expenses, including: custodial fees, registration of Fund shares with federal and state securities agencies and the Fund's share of general expenses of The Gateway Trust (the "Trust"). The Fund also reimburses the Adviser for compliance expenses. The Adviser pays certain expenses of the Fund including: printing and distributing all Fund prospectuses and reports to current shareholders, printing and transmitting registration statements and reports to governmental agencies and printing and mailing costs.

        MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------
                        PRINCIPAL INVESTMENT STRATEGIES

                               PURCHASING STOCKS

The Fund invests in the 500 stocks included in the S&P 500 Index. Each stock is held in approximately the same proportion as in the S&P 500. For example, if a stock represents 2% of the value of the S&P 500, the Fund invests approximately 2% of its assets in the stock. The Adviser monitors the composition of the S&P 500 and makes adjustments to the Fund's portfolio as needed.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Gateway Trust. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the Fund.

Please see the Fund's Statement of Additional Information for more information.

                           SELLING INDEX CALL OPTIONS

The Fund continuously sells index call options on the full value of its indexed stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the price of the index and the exercise price of the option. The premium, the exercise price, and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of repurchasing the option will determine the gain or loss realized by the Fund.

        MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
                                  (Continued)
--------------------------------------------------------------------------------

                          PURCHASING INDEX PUT OPTIONS

The Fund buys index put options in an attempt to protect the Fund from a significant market decline in a short period of time. The value of an index put option generally increases as stock prices decrease. The Fund may not spend more than 5% of its assets to purchase index put options.

                               OTHER INVESTMENTS

The Fund may hold cash for temporary defensive purposes, or under normal circumstances for purposes of liquidity. Cash is normally invested in repurchase agreements. In a repurchase agreement, the Fund buys securities and the seller agrees at the time of sale to repurchase the securities at an agreed-upon date, price, and interest rate. The Fund may not invest more than 5% of its assets in repurchase agreements with a maturity longer than seven days. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash. To the extent that it is invested in cash for temporary defensive purposes, the Fund would not achieve its investment objective.

                                     RISKS

                           SELLING INDEX CALL OPTIONS

Selling call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.

                          PURCHASING INDEX PUT OPTIONS

The Fund risks losing all or part of the cash paid for purchasing index put options.

                          CLOSING OPTION TRANSACTIONS

Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies.

                          ABOUT THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

Gateway Investment Advisers, L.P. (the "Adviser") has acted as the investment adviser for the Gateway Fund since December 15, 1995. It is located at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. The predecessor to the Adviser was Gateway Investment Advisers, Inc. which provided the same services to the Fund prior to December 15, 1995. As of December 31, 2000, the Adviser had approximately $2.21 billion in assets under management, including approximately $1.52 billion in assets invested in all of The Gateway Trust's mutual fund series. The Adviser provides the Fund with investment research and advice, as well as administration, accounting, transfer agency, and shareholder services. The fees paid to the Adviser are shown in the expense table on page 7.

                           PORTFOLIO MANAGER PROFILE

                             J. Patrick Rogers, CFA
                          Portfolio Manager from 1997
                         Co-Portfolio Manager from 1994
                           MBA Xavier University 1994
                       BBA University of Notre Dame 1986
                                     Age 37

J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president and a member of its board of directors since 1995. He is the portfolio manager for the Gateway Fund as well as the Gateway Small Cap Index Fund and the Cincinnati Fund(R). In addition, he is the president and a trustee of The Gateway Trust.

                               OTHER INFORMATION
--------------------------------------------------------------------------------

                           HOW FUND SHARES ARE PRICED

Your price for Fund shares is the Fund's net asset value per share (NAV), which is ordinarily determined as of the close of the New York Stock Exchange (the "NYSE"), normally 4:00 P.M. Eastern Time, on each day the NYSE is open. The NYSE is not open on weekends, national holidays or Good Friday. Your order will be priced at the next NAV calculated after your request has been received in good order as described below.

The Fund normally values stocks at market value and options at the average of the closing bid and asked quotations. Under normal circumstances, closing option quotations are considered to reflect the option contract values as of the stock market close and will be used to value the option contracts. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Furthermore, if the Adviser determines that closing options quotations do not reflect option contract values as of the close of the NYSE, options are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares dividends and distributions of net capital gains at the end of December. The capital gains distribution has varied considerably from year to year. Unless otherwise instructed, dividends and capital gains are reinvested in the Fund. Fund dividend and capital gain distribution information can be accessed from our Internet site at www.gatewayfund.com.

                                   TAX ISSUES

The Fund distributes substantially all of its income and realized capital gains and these distributions may be taxable to you. In addition, gains on any sale of Fund shares including exchanges into other funds may be taxable to you.

If you buy Fund shares just before a distribution is declared, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The distribution paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested it. For this reason, you should carefully consider the tax consequences of buying shares of the Fund in late December.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report which is available on request.


                                                                                    Year Ended December 31,
                                                            -----------------------------------------------------------------------
                                                             2000             1999           1998             1997            1996
                                                            ------           ------         ------           ------          ------
  Net asset value, beginning of year                        $23.67           $21.02         $18.85           $18.48          $16.91
                                                            ------           ------         ------           ------          ------
  Net investment income                                       0.08             0.07
                                                                                              0.12             0.18            0.21
  Net gain on investments                                     1.49             2.65           2.18             2.09            1.56
                                                            ------           ------         ------           ------          ------
    Total from investment operations                          1.57             2.72           2.30             2.27            1.77
                                                            ------           ------         ------           ------          ------
  Dividends from net investment income                       (0.08)           (0.07)         (0.12)           (0.18)          (0.20)
  Distributions from net realized gain                       (2.24)              --          (0.01)           (1.72)             --
                                                            ------           ------         ------           ------          ------
      Total distributions                                    (2.32)           (0.07)         (0.13)           (1.90)          (0.20)
                                                            ------           ------         ------           ------          ------

  Net asset value, end of year                              $22.92           $23.67         $21.02           $18.85          $18.48
                                                            ======           ======         ======           ======          ======

  TOTAL RETURN                                                6.61%           12.97%         12.26%           12.35%          10.53%

  Net assets, end of year (000's)                       $1,491,052         $922,128       $464,200         $255,458        $194,363
  Ratio of expenses to average net assets                     0.98%            0.98%          0.99%            1.07%           1.14%
  Ratio of net investment income to
      average net assets                                      0.33%            0.37%          0.66%            0.90%           1.18%
  Portfolio turnover rate                                       22%              11%            12%              82%             17%

                   INVESTING THROUGH A FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------

You may purchase or sell Fund shares through a financial professional, broker/dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to employee benefit plans (a "Financial Institution"). A Financial Institution may charge you a fee for this service and may require different minimum initial and subsequent investments than if you invest in the Fund directly. Financial Institutions may also impose other charges or restrictions different from those that apply to shareholders who invest in the Fund directly. A Financial Institution, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations to its customers. Certain Financial Institutions may receive compensation from The Gateway Trust or its affiliates and they may receive compensation from the Trust for shareholder recordkeeping and other services. You should ask about any fees related to your investment in the Fund that are not described in this Prospectus.

                               INVESTING DIRECTLY
--------------------------------------------------------------------------------

Customer service representatives are available to assist you Monday through Friday, from 8:30 A.M. to 5:30 P.M. Eastern Time, toll-free at (800) 354-6339.

                              OPENING YOUR ACCOUNT

The Gateway Fund is available for purchase by individuals in both taxable and IRA accounts, as well as by corporations, trusts, and pension plans. After your initial purchase and any subsequent transaction, you will receive a confirmation statement showing the resulting value of your account.

                      OPENING A REGULAR (NON-IRA) ACCOUNT

To open a regular account in the Fund, please complete and sign a New Account Application that accompanies this Prospectus. The minimum investment is $1,000.

                             OPENING AN IRA ACCOUNT

To open an IRA account, please complete and sign an IRA Account Application. The minimum investment for an IRA is $500. If you have not received an IRA Account Application and an IRA Agreement and Disclosure Statement, please call customer service at (800) 354-6339. To transfer an existing IRA to the Gateway Fund, you need to complete an IRA Transfer Form in addition to an IRA Account Application. To transfer or roll over funds from an employer-sponsored plan such as a 401(k), please call customer service at (800) 354-6339. You will find more detailed information about transfers to and distributions from IRAs in the IRA Agreement and Disclosure Statement.

                               INVESTING DIRECTLY
                                  (Continued)
--------------------------------------------------------------------------------

                                    BY MAIL

Please mail your Application (and IRA forms if needed), and a check for your initial investment, payable to The Gateway Trust, to: The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211.

                                  BY TELEPHONE

To open your account by telephone, you must wire your initial investment to The Gateway Trust. If you buy shares through a wire transfer, Gateway will not charge you for the wire. Your financial institution may charge you for this service. Please call customer service at (800) 354-6339 for further instructions.

                             ADDITIONAL INVESTMENTS

You may add to your Gateway Fund investment at any time. The minimum amount of an additional investment is $100.

                                    BY MAIL

Please mail an Additional Investment Form with your check. Additional Investment Forms and business reply envelopes are included with most mailings you receive from the Fund. All checks should be payable to The Gateway Trust.

                                  BY TELEPHONE

To invest by telephone, you will need to wire your investment to the Fund. Please call customer service at (800) 354-6339 for further information or to place a purchase order. If money is wired without a purchase order, it will be returned uninvested.

                               INVESTING DIRECTLY
                                  (Continued)
--------------------------------------------------------------------------------

                        BY AUTOMATIC INVESTMENT PROGRAM

Our Automatic Investment Program is a convenient way to make regularly scheduled investments in the Gateway Fund. When you use the program, funds are electronically transferred from your bank account to Gateway and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. Your financial institution may charge you for transfers from your bank account to a Gateway fund through the Automatic Investment Program. Please call customer service at
(800) 354-6339 for further instructions.

                     BY EXCHANGE FROM ANOTHER GATEWAY FUND

You may purchase shares by exchanging from another Gateway mutual fund. Please call customer service at (800) 354-6339 for further instructions.

The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to terminate, upon written notice, the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

                           HOW TO REDEEM YOUR SHARES
--------------------------------------------------------------------------------

You may redeem your Gateway Fund shares by choosing one of the following options. The proceeds will be mailed or wired. Normally the proceeds will be sent on the next business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days from the date of purchase. For information about redeeming shares from an IRA, please call customer service at (800) 354-6339.

                                    BY MAIL

You may send a written request to redeem shares to: The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211.

Your written request should specify the number of Fund shares or the dollar amount to be redeemed. All owners must sign the request exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. A check for the proceeds will be mailed to the address of record for your account.

A signature guarantee is not usually required. However, a signature guarantee may be required under certain circumstances. A signature guarantee is always required if proceeds are to be paid to persons other than the record owner(s) of the shares, or if the proceeds are to be sent to any address other than the address of record for the account. An acceptable signature guarantee may be obtained from banks, brokers and certain other financial institutions. Notary publics cannot guarantee your signature.

                           HOW TO REDEEM YOUR SHARES
                                  (Continued)
--------------------------------------------------------------------------------

                                  BY TELEPHONE

Unless you have declined telephone exchange and/or redemption privileges, you may redeem your shares by calling customer service. Telephone redemptions are not available for IRA accounts. If you redeem your shares by telephone, the redemption proceeds can only be paid:

     o by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account; or

     o by wire if you completed the wire transfer instructions in your original New Account Application or you have sent separate wire transfer instructions. All owners must sign the request to establish wire transfer instructions exactly as their names appear on the account and the signatures must be guaranteed. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your financial institution may also charge you for receiving a wire transfer of redemption proceeds.

The Gateway Trust will not be liable for any damages resulting from following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine.

                         SYSTEMATIC WITHDRAWAL PROGRAM

If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call customer service at (800) 354-6339 to make arrangements to use this program.

          ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING SHARES
--------------------------------------------------------------------------------

o    The Gateway Trust reserves the right to reject any investment at any time.

o The Trust also reserves the right to redeem your shares under certain circumstances. You will receive written notice at least 60 days prior to the redemption of your shares by the Trust.

     o The Trust may redeem your shares when the aggregate value of your account falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account to at least $1,000 before the end of the 60-day period.

     o The Trust will redeem your shares if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period.

     o Trustees of The Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.

o The Trust also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations.

o The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends, national holidays or Good Friday.

                                 PRIVACY POLICY
--------------------------------------------------------------------------------

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                  CATEGORIES OF INFORMATION THE FUND COLLECTS.

The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence or conversations (such as your name, address, telephone number, social security number, assets, income and date of birth); and


o Information about your transactions with the Fund, its affiliates or others (such as your account number and balance, payment history, parties to transactions, cost basis information and other financial information).

                 CATEGORIES OF INFORMATION THE FUND DISCLOSES.

The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

                         CONFIDENTIALITY AND SECURITY.

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

                                  GATEWAY FUND
--------------------------------------------------------------------------------

More information on the Gateway Fund, including a Statement of Additional Information (SAI), Annual Report and Semi-Annual Report is available without charge upon request.

The Statement of Additional Information provides more details about the Gateway Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (i.e. it is legally considered a part of this prospectus).

The Annual and Semi-Annual Reports include the Gateway Fund's financial statements, list portfolio holdings and contain a letter from the Fund's portfolio manager discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund's performance during the last fiscal year.

                   INFORMATION IS AVAILABLE:

By Telephone:      (800) 354-6339

By Mail:           The Gateway Trust
                   Shareholder Services
                   P. O. Box 5211
                   Cincinnati, OH  45201-5211

By E-mail:         info@gatewayfund.com

On the Internet:   www.gatewayfund.com (including dividend and capital gain
                   distribution information)

Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or at the following e-mail address: publicinfo@sec.gov.

The Gateway Fund is a series of The Gateway Trust, SEC file number: 811-02773.

                          GATEWAY SMALL CAP INDEX FUND

                          SUPPLEMENT DATED MAY 1, 2001
                                       TO
                          PROSPECTUS DATED MAY 1, 2000

===============================================================================

The following material supplements the Prospectus dated May 1, 2000, for the Gateway Small Cap Index Fund (the "Fund"), and particularly all information contained under "Past Performance" on page 4, "Expenses" on page 5, "About the Investment Adviser" on page 8 and "Financial Highlights" on page 10 of the Prospectus. The Fund is a series of The Gateway Trust.


                                PAST PERFORMANCE

The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. As with all mutual funds, historical results do not necessarily indicate how the Fund will perform in the future. The bar chart shows the Fund's annual total returns for each of the last seven years and how returns can fluctuate from year to year. All return figures on this page assume the reinvestment of dividends and distributions. Also shown are the best and worst quarterly returns for the Fund over the same time period.

    Gateway Small Cap Index Fund
Annual Total Returns as of December 31,

1994                             -5.99%
1995                             21.81%
1996                             17.04%
1997                             20.64%
1998                             -3.40%
1999                             29.13%
2000                             -8.34%


--------------------------------------------------------------------------------
     BEST QUARTER            FOURTH QUARTER 1999               21.34%
     WORST QUARTER           THIRD QUARTER 1998               -21.91%

The following table compares the Fund's performance over time to that of the Wilshire Small Cap Index and the Russell 2000 Index. The Wilshire Small Cap and Russell 2000 indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U. S. stock market. These indexes were chosen for comparison because they reflect the broad spectrum of
U. S. equity markets.

                                        AVERAGE ANNUAL TOTAL RETURNS
                                           AS OF DECEMBER 31, 2000
                                  -----------------------------------------
                                  1 YEAR      5 YEAR     SINCE INCEPTION ON
                                                               6/16/93
                                  ------      ------     ------------------
Gateway Small Cap Index Fund      -8.34%      10.05%            9.39%
Wilshire Small Cap Index          -4.33%      14.68%           14.32%
Russell 2000 Index                -3.02%      10.31%           10.33%


                                    EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                         ANNUAL FUND OPERATING EXPENSES
                 (expenses that are deducted from Fund assets)

               Management Fees                             0.90%
               Distribution (12b-1) Fees                   N/A
               Other Expenses                              0.89%
                                                           -----
               Total Annual Fund Operating Expenses*       1.79%
                                                           =====

*Actual expense ratio for 2000 was 1.50%, net of fee waivers of 0.29%. A fee waiver sufficient to limit the actual expense ratio to 1.50% is expected to continue at least through 2001.

                                    EXAMPLE

This Example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 Year          3 Years        5 Years        10 Years
          -----           -------        -------        --------
           $182            $563            $970          $2,105


                                MANAGEMENT FEES

The Adviser is paid a fee for managing the Fund's investment portfolio. For the 2000 fiscal year, the Fund paid the Adviser a net fee of 0.61% (after fee waivers of 0.29%) of its average net assets.

                                 OTHER EXPENSES

The Fund pays all of its normal operating expenses, including: custodial fees, registration of Fund shares with federal and state securities agencies and the Fund's share of general expenses of The Gateway Trust (the "Trust"). Also included in this category are fees paid to the Adviser for its transfer agency, fund accounting and other services to the Fund. The Fund also reimburses the Adviser for compliance expenses.

                          ABOUT THE INVESTMEMT ADVISER

Gateway Investment Advisers, L.P. (the "Adviser") has acted as the investment adviser for the Gateway Fund since December 15, 1995. It is located at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45208. The predecessor to the Adviser was Gateway Investment Advisers, Inc. which provided the same services to the Fund prior to December 15, 1995. As of December 31, 2000, the Adviser had approximately $2.21 billion in assets under management, including approximately $1.52 billion in assets invested in all of The Gateway Trust's mutual fund series.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available on request.


                                                                       YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                    2000           1999          1998         1997        1996
                                                    ----           ----          ----         ----        ----
Net asset value, beginning of year                $ 13.66         $ 11.53      $ 13.48       $ 12.06     $ 11.05
                                                  -------         -------      -------       -------     -------
Net investment income (loss)                        (0.04)          (0.05)       (0.05)        (0.02)       0.01
Net gain (loss) on investments                      (1.10)           3.39        (0.41)         2.51        1.87
                                                  -------         -------      -------       -------     -------
  Total from investment operations                  (1.14)           3.34        (0.46)         2.49        1.88
                                                  -------         -------      -------       -------     -------
Dividends from net investment income                   --              --           --            --       (0.01)
Distributions from net realized gain                (3.49)          (1.21)       (1.45)        (1.07)      (0.86)
Distributions in excess of net
realized gain                                       (0.04)             --        (0.04)           --          --
                                                  -------         -------      -------       -------     -------
   Total distributions                              (3.53)          (1.21)       (1.49)        (1.07)      (0.87)
                                                  -------         -------      -------       -------     -------

Net asset value, end of year                      $  8.99         $ 13.66      $ 11.53       $ 13.48     $ 12.06
                                                  =======         =======      ========      =======     =======

TOTAL RETURN                                        (8.34%)         29.13%       (3.40%)       20.64%      17.04%

Net assets, end of year (thousands)               $15,770         $18,047      $14,128       $15,811     $10,921
Ratio of net investment income to
average net assets                                   1.50%           1.47%(1)     1.50%         1.50%       1.50%
Ratio of net investment income (loss)
  to average net assets                             (0.37%)         (0.43%)(1)   (0.42%)       (0.19%)      0.03%
Portfolio turnover rate                                70%             64%          30%           32%         20%


(1) The ratio of expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.03% in 1999 had the Adviser not voluntarily waived fees. The 1999 voluntary fee waiver is not expected to recur.

                                 PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                  CATEGORIES OF INFORMATION THE FUND COLLECTS.

The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, telephone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information and other financial information).


                 CATEGORIES OF INFORMATION THE FUND DISCLOSES.

The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

                         CONFIDENTIALITY AND SECURITY.

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with industry standards to guard your nonpublic personal information.

                                   PROSPECTUS

                               Cincinnati Fund(R)

                                   PROSPECTUS
                                   May 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved or disapproved the Fund's shares. It is a criminal offense to state otherwise.



                             Cincinnati Fund(R) LOGO

                                TABLE OF CONTENTS

Cincinnati Fund(R)Investment Objective and Principal Strategies.............2
Principal Risks.............................................................3
Past Performance............................................................4
Expenses....................................................................5
   Annual Fund Operating Expenses...........................................5
   Example..................................................................5
   Management Fees..........................................................5
   Other Expenses...........................................................5
More Information about Principal Investment Strategies and Risks............6
   Other Investments........................................................7
About the Investment Adviser................................................8
   Portfolio Manager Profile................................................8
Other Information...........................................................9
   How Fund Shares Are Priced...............................................9
   Dividends and Distributions..............................................9
   Tax Issues...............................................................9
Financial Highlights.......................................................10
Investing Through a Financial Professional.................................11
Investing Directly.........................................................12
   Opening Your Account....................................................12
   Additional Investments..................................................13
How To Redeem Your Shares..................................................14
   By Mail.................................................................14
   By Telephone............................................................15
   Systematic Withdrawal Program...........................................15
Additional Information About Purchasing and Redeeming Shares...............16
Privacy Policy.............................................................17

                               CINCINNATI FUND(R)
                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
--------------------------------------------------------------------------------

The investment objective of the Cincinnati Fund is capital appreciation by investing in the stock of companies with an important business presence in the Greater Cincinnati Area. The Adviser uses a proprietary model to select the Fund's portfolio of stocks and to determine the proportion of the Fund's assets that are invested in each stock. Stocks of companies that conduct business in the Greater Cincinnati Area are weighted on the basis of level of employment and nature of their operations in the region. Industry diversification, liquidity, market capitalization, and listing requirements are also included in the model. Stocks in all market capitalizations are included in the portfolio.



--------------------------------------------------------------------------------
2 Cincinnati Fund

                                PRINCIPAL RISKS
--------------------------------------------------------------------------------

The industry diversification of the Fund's portfolio is, by definition, limited by the diversity of the Greater Cincinnati Area. Consequently, significant industry groups may be over- or under-weighted, or unrepresented in the Fund's portfolio. Changes and developments in the economic environment of the Greater Cincinnati Area may have a disproportionate effect on the Fund's portfolio.

The Fund's stock portfolio is subject to market risk. Stock prices may decline over short or even extended periods of time. Historically, stocks produce greater returns than other investment alternatives; however returns on stocks also tend to be more volatile. The portfolio of the Fund contains some small capitalization stocks. Investments in companies with smaller capitalization are generally more volatile and may be less liquid than investments in companies with larger capitalization.

The value of your investment in the Fund may go up and down. You could lose money investing in the Fund. Furthermore, because the Fund has a long-term investment objective, it is not appropriate for short-term investments.



--------------------------------------------------------------------------------
                                                               Cincinnati Fund 3

                                PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. As with all mutual funds, historical results do not necessarily indicate how the Fund will perform in the future. The bar chart shows the Fund's annual total returns for each of the last four years and how returns can fluctuate from year to year. All return figures on this page assume the reinvestment of dividends and distributions. Also shown are the best and worst quarterly returns for the Fund over the same time period.

           Cincinnati Fund
Annual Total Returns as of December 31,
1995                             35.31%
1996                             19.98%
1997                             28.98%
1998                             11.89%
1999                             -4.13%
2000                              2.92%

BEST QUARTER                       FOURTH QUARTER 1998              19.91%
WORST QUARTER                       THIRD QUARTER 1998             -13.86%


The following table compares the Fund's performance over time to that of the S&P 500 Index and the Russell 2000 Index. The S&P 500 and Russell 2000 indexes are popular indicators of the performance of the large and small capitalization sectors, respectively, of the U. S. stock market. These indexes were chosen for comparison because they reflect the broad spectrum of U. S. equity markets.


                                                   AVERAGE ANNUAL TOTAL RETURNS
                                                      AS OF DECEMBER 31, 2000
                                       --------------------------------------------------------
                                                                             SINCE INCEPTION ON
                                       1 YEAR               5 YEARS                11/7/94
                                       ------               -------          ------------------
Cincinnati Fund(R)                      2.92%                11.31%                 14.43%
S&P 500 Index                          (9.10)                18.32                  20.74
Russell 2000 Index                     (3.02)                10.31                  12.54



--------------------------------------------------------------------------------
4 Cincinnati Fund

                                    EXPENSES
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

        ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

Management Fees                             0.50%
Distribution (12b-1) Fees                    N/A
Other Expenses                              0.94
                                            ----
Total Annual Fund Operating Expenses        1.44%
                                            =====

                                    EXAMPLE

This Example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

     1 Year          3 Years        5 Years        10 Years
     ------          -------        -------        --------
      $147            $456            $787          $1,724

                                MANAGEMENT FEES

The Adviser is paid a fee for managing the Fund's investment portfolio. For the 2000 fiscal year, the Fund paid the Adviser a fee of 0.50% of its average net assets.

                                 OTHER EXPENSES

The Fund pays all of its normal operating expenses, including: custodial fees, registration of Fund shares with federal and state securities agencies, and the Fund's share of general expenses of The Gateway Trust (the "Trust"). Also included in this category are fees paid to the Adviser for its transfer agency, fund accounting, and other services to the Fund. The Fund also reimburses the Adviser for compliance expenses.

--------------------------------------------------------------------------------
                                                               Cincinnati Fund 5

        MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

Under normal conditions, at least 65% of the Fund's total assets are invested in stocks from two sources: (1) those issued by companies with their headquarters in the Greater Cincinnati Area; and (2) those issued by companies headquartered elsewhere who rank among the 25 largest publicly held employers in the Greater Cincinnati Area.

Stocks meeting the above criteria are weighted based on a proprietary model developed by the Adviser. The model considers each company's level of employment and the nature of their operations in the Greater Cincinnati Area. The model incorporates other criteria such as liquidity, market capitalization, exchange listing of each stock, and also considers the industry diversification of the overall portfolio. The Adviser uses the model to select the Fund's portfolio of stocks and to determine the proportion of the Fund's assets that are invested in each stock.

To be eligible for inclusion in the Fund's portfolio, a company must be a going concern that meets the following model criteria: (1) the stock must be issued either by a company that employs at least fifty persons in the Greater Cincinnati Area or by a company that maintains its corporate headquarters in the Greater Cincinnati Area; and (2) the stock must be issued by a company with a market capitalization of $5 million or more; and (3) the stock must be listed on a national securities exchange, such as the New York Stock Exchange, the American Stock Exchange, or the National Market System of the NASDAQ.

The Adviser rebalances the portfolio and makes appropriate adjustments in the portfolio to reflect changes in the underlying corporate data. The Adviser may modify the proprietary model, or the selection criteria incorporated in the model, in response to market and economic developments. Such modifications could result in changes to the composition of the Fund's portfolio.

--------------------------------------------------------------------------------
6 Cincinnati Fund

        MORE INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS
                                  (Continued)
--------------------------------------------------------------------------------

                               OTHER INVESTMENTS

The Fund may hold cash for temporary defensive purposes, or under normal circumstances for purposes of liquidity. Cash is normally invested in repurchase agreements. In a repurchase agreement, the Fund buys securities and the seller (usually a bank) agrees at the time of sale to repurchase the securities at an agreed-upon date, price, and interest rate. The Fund may not invest more than 5% of its assets in repurchase agreements with a maturity longer than seven days. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash. To the extent that it is invested in cash for temporary defensive purposes, the Fund would not achieve its investment objective.



--------------------------------------------------------------------------------
                                                               Cincinnati Fund 7

                          ABOUT THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

Gateway Investment Advisers, L.P. (the "Adviser") has acted as the investment adviser for the Cincinnati Fund(R) since December 15, 1995. It is located at Rookwood Tower, Suite 600, 3805 Edwards Road, Cincinnati, Ohio 45209. The predecessor to the Adviser was Gateway Investment Advisers, Inc. which provided the same services to the Fund prior to December 15, 1995. As of December 31, 2000, the Adviser had approximately $2.24 billion in assets under management, including approximately $1.55 billion in assets invested in all of The Gateway Trust's mutual fund series. The Adviser provides the Fund with investment research and advice, as well as administration, accounting, transfer agency, and shareholder services. The fees paid to the Adviser are shown in the expense table on page 5.

                           PORTFOLIO MANAGER PROFILE

                             J. Patrick Rogers, CFA
                          Portfolio Manager from 1994
                           MBA Xavier University 1994
                       BBA University of Notre Dame 1986
                                     Age 37

J. Patrick Rogers, CFA, joined Gateway Investment Advisers, Inc., general partner of Gateway Investment Advisers, L.P., in 1989 and has been its president and a member of its board of directors since 1995. He is the portfolio manager for the Cincinnati Fund as well as the Gateway Fund and the Gateway Small Cap Index Fund. In addition, he is the president and a trustee of The Gateway Trust.

--------------------------------------------------------------------------------
8 Cincinnati Fund

                               OTHER INFORMATION
--------------------------------------------------------------------------------

                           HOW FUND SHARES ARE PRICED

Your price for Fund shares is the Fund's net asset value per share (NAV), which is ordinarily determined as of the close of the New York Stock Exchange (the "NYSE"), normally 4:00 P.M. Eastern Time, on each day the NYSE is open. The NYSE is not open on weekends, national holidays, or Good Friday. Your order will be priced at the next NAV calculated after your request has been received in good order as described below.

The Fund normally values stocks at market value.. Securities for which market quotations are not readily available, securities in which trading has been suspended during the day, and all other assets are valued at fair value. Fair value is determined in good faith under procedures adopted by the Board of Trustees.

                          DIVIDENDS AND DISTRIBUTIONS

The Fund normally distributes its income and net capital gains at the end of December. The capital gains distribution has varied considerably from year to year. Unless otherwise instructed, dividends and capital gains are reinvested in the Fund.

                                   TAX ISSUES

The Fund distributes substantially all of its income and realized capital gains and these distributions may be taxable to you. In addition, gains on any sale of Fund shares including exchanges into other funds may be taxable to you.

If you buy Fund shares just before a distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The distribution paid to you would generally be included in your gross income for tax purposes, whether or not you reinvested it. For this reason, you should carefully consider the tax consequences of buying shares of the Fund in late December.


--------------------------------------------------------------------------------
                                                               Cincinnati Fund 9

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Arthur Andersen LLP whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available on request.

                                                                           YEAR ENDED DECEMBER 31,
                                                         2000          1999         1998         1997       1996
                                                        ------        ------       ------       ------     ------
Net asset value, beginning of year                      $19.84        $20.84       $18.98       $15.40     $13.12
                                                        ------        ------       ------       ------     ------
Net investment income                                     0.04          0.12         0.06         0.07       0.02

Net gains (losses) on investments                         0.53         (0.98)        2.20         4.39       2.60
                                                        ------        ------       ------       ------     ------
  Total from investment operations                        0.57         (0.86)        2.26         4.46       2.62
                                                        ------        ------       ------       ------     ------

Dividends from net investment income                     (0.04)        (0.12)       (0.06)       (0.07)     (0.02)
Distributions from capital gains                         (1.71)        (0.02)       (0.34)       (0.81)     (0.32)
                                                        ------        ------       ------       ------     ------
  Total distributions                                    (1.75)        (0.14)       (0.40)       (0.88)     (0.34)
                                                        ------        ------       ------       ------     ------

Net asset value, end of year                            $18.66        $19.84       $20.84       $18.98     $15.40
                                                        ======        ======       ======       ======     ======

TOTAL RETURN                                              2.92%        (4.13%)      11.89%       28.98%     19.98%

Net assets, end of year (thousands)                    $11,882       $19,880      $26,544      $17,527     $8,984
Ratio of expenses to average net assets (1)               1.44%         1.28%        1.37%        1.69%      2.00%
Ratio of net investment income to
  average net assets (1)                                  0.17%         0.49%        0.30%        0.50%      0.13%
Portfolio turnover rate                                      0%           22%           8%          17%        10%

(1) The ratio of net expenses to average net assets would have increased and the ratio of net investment income to average net assets would have decreased by 0.01% in 1997 had the Adviser not voluntarily waived fees or reimbursed expenses.


--------------------------------------------------------------------------------
10 Cincinnati Fund

                   INVESTING THROUGH A FINANCIAL PROFESSIONAL
--------------------------------------------------------------------------------

You may purchase or sell Fund shares through a financial professional, broker/dealer, bank or other financial institution, or an organization that provides recordkeeping and consulting services to employee benefit plans (a "Financial Institution"). A Financial Institution may charge you a fee for this service and may require different minimum initial and subsequent investments than if you invest in the Fund directly. Financial Institutions may also impose other charges or restrictions different from those that apply to shareholders who invest in the Fund directly. A Financial Institution, rather than its customer, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations to its customers. Certain Financial Institutions may receive compensation from The Gateway Trust or its affiliates and they may receive compensation from the Trust for shareholder recordkeeping and other services. You should ask about any fees related to your investment in the Fund that are not described in this Prospectus.





--------------------------------------------------------------------------------
                                                              Cincinnati Fund 11

                               INVESTING DIRECTLY
--------------------------------------------------------------------------------

Customer service representatives are available to assist you Monday through Friday, from 8:30 AM to 5:30 PM Eastern Time, toll free at (800) 354-5525.

                              OPENING YOUR ACCOUNT

The Cincinnati Fund(R) is available for purchase by individuals in both taxable and IRA accounts, as well as by corporations, trusts, and pension plans. After your initial purchase and any subsequent transaction, you will receive a confirmation statement showing the resulting value of your account.

                      Opening a Regular (Non-IRA) Account

To open a regular account in the Fund, please complete and sign a New Account Application that accompanies this Prospectus. The minimum investment is $1,000.

                             Opening an IRA Account

To open an IRA account, please complete and sign an IRA Account Application. The minimum investment for an IRA is $500. If you have not received an IRA Account Application and an IRA Agreement and Disclosure Statement, please call customer service at (800) 354-5525. To transfer an existing IRA to the Cincinnati Fund, you need to complete an IRA Transfer Form in addition to an IRA Account Application. To transfer or roll over funds from an employer-sponsored plan such as a 401(k), please call customer service at (800) 354-5525. You will find more detailed information about transfers to and distributions from IRAs in the IRA Agreement and Disclosure Statement.

                                    By Mail

Please mail your Application (and IRA forms if needed), and a check for your initial investment, payable to The Gateway Trust, to: The Gateway Trust Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211.

                                  By Telephone

To open your account by telephone, you must wire your initial investment to The Gateway Trust. If you buy shares through a wire transfer, Gateway will not charge you for the wire. Your financial institution may charge you for this service. Please call customer service at (800) 354-5525 for further instructions.

--------------------------------------------------------------------------------
12 Cincinnati Fund

                               INVESTING DIRECTLY
                                  (Continued)
--------------------------------------------------------------------------------


                             ADDITIONAL INVESTMENTS

You may add to your Cincinnati Fund investment at any time. The minimum amount of an additional investment is $100.

                                    By Mail

Please mail an Additional Investment Form with your check. Additional Investment Forms and business reply envelopes are included with most mailings you receive from the Fund. All checks should be payable to The Gateway Trust.

                                  By Telephone

To invest by telephone, you will need to wire your investment to the Fund. Please call customer service at (800) 354-5525 for further information or to place a purchase order. If money is wired without a purchase order, it will be returned uninvested.

                        By Automatic Investment Program

Our Automatic Investment Program is a convenient way to make regularly scheduled investments in the Cincinnati Fund. When you use the program, funds are electronically transferred from your bank account to Gateway and additional shares are then purchased for your account. This service is available on a monthly or quarterly basis with a minimum of $100 per transfer. Your financial institution may charge you for transfers from your bank account to a Gateway fund through the Automatic Investment Program. Please call customer service at
(800) 354-5525 for further instructions.

                     By Exchange from Another Gateway Fund

You may purchase shares by exchanging from another Gateway mutual fund. Please call customer service at (800) 354-5525 for further instructions.

The Trust does not charge any fee for exchanges between Gateway funds. Generally, an exchange between funds is a taxable event. State securities laws may restrict your ability to make exchanges. The Trust reserves the right to terminate, upon written notice, the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect any Gateway fund involved in the exchange.

--------------------------------------------------------------------------------
                                                              Cincinnati Fund 13

                           HOW TO REDEEM YOUR SHARES
--------------------------------------------------------------------------------

You may redeem your Cincinnati Fund(R) shares by choosing one of the following options. The proceeds will be mailed or wired. Normally the proceeds will be sent on the next business day. Payments to shareholders who have purchased shares by check will not be made until the purchase check has cleared, which could take up to fifteen days from date of purchase. For information about redeeming shares from an IRA, please call customer service at (800) 354-5525.

                                    BY MAIL

You may send a written request to redeem shares to: The Gateway Trust Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211.

Your written request should specify the number of Fund shares or the dollar amount to be redeemed. All owners must sign the request exactly as their names appear on the account. In certain cases, other supporting legal documents may be required. A check for the proceeds will be mailed to the address of record for your account.

A signature guarantee is not usually required. However, a signature guarantee may be required under certain circumstances. A signature guarantee is always required if proceeds are to be paid to persons other than the record owner(s) of the shares, or if the proceeds are to be sent to any address other than the address of record for the account. An acceptable signature guarantee may be obtained from banks, brokers, and certain other financial institutions. Notary publics cannot guarantee your signature.

--------------------------------------------------------------------------------
14 Cincinnati Fund

                           HOW TO REDEEM YOUR SHARES
                                  (Continued)
--------------------------------------------------------------------------------

                                  BY TELEPHONE

     Unless you have declined telephone exchange and/or redemption privileges, you may redeem your shares by calling customer service. Telephone redemptions are not available for IRA accounts. If you redeem your shares by telephone, the redemption proceeds can only be paid:

o by check to the owner(s) of the shares shown on Gateway's records and mailed to the address shown on Gateway's records for your account; or

o by wire if you completed the wire transfer instructions in your original New Account Application or you have sent separate wire transfer instructions. All owners must sign the request to establish wire transfer instructions exactly as their names appear on the account and the signatures must be guaranteed. If you redeem shares through a wire transfer, the Trust's custodian will assess a wire charge of $10. Your financial institution may also charge you for receiving a wire transfer of redemption proceeds.

     The Gateway Trust will not be liable for any damages resulting from following instructions received by telephone that it reasonably believes to be genuine. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine.

                         SYSTEMATIC WITHDRAWAL PROGRAM

     If the value of your account is at least $5,000, you can arrange for systematic quarterly or monthly withdrawals in the amount of $100 or more. Please call Gateway customer service at (800) 354-5525 to make arrangements to use this program.

--------------------------------------------------------------------------------
                                                              Cincinnati Fund 15

          ADDITIONAL INFORMATION ABOUT PURCHASING AND REDEEMING SHARES
--------------------------------------------------------------------------------

o    The Gateway Trust reserves the right to reject any investment at any time.

o The Trust also reserves the right to redeem your shares under certain circumstances. You will receive written notice at least 60 days prior to the redemption of your shares by the Trust.

     o The Trust may redeem your shares when the aggregate value of your account falls below $800 (other than as a result of market action) unless you purchase additional shares to increase the value of your account to at least $1,000 before the end of the 60-day period.

     o The Trust will redeem your shares if you do not provide a valid U. S. social security number or taxpayer identification number or other requested documents before the end of the 60-day period.

     o Trustees of The Gateway Trust can terminate any series of the Trust upon written notification to the shareholders of the applicable series.

o The Trust also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations.

o The right of redemption may be suspended in certain circumstances, such as the closing of the New York Stock Exchange for a period other than weekends, national holidays, or Good Friday.


--------------------------------------------------------------------------------
16 Cincinnati Fund

                                 PRIVACY POLICY
--------------------------------------------------------------------------------

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

                  CATEGORIES OF INFORMATION THE FUND COLLECTS.

     The Fund collects the following nonpublic personal information about you:

     o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income, and date of birth); and

     o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).


                  CATEGORIES OF INFORMATION THE FUND DISCLOSES.

     The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator, and transfer agent) to process your transactions and otherwise provide services to you.

                         CONFIDENTIALITY AND SECURITY.

     The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with industry standards to guard your nonpublic personal information.


--------------------------------------------------------------------------------
                                                              Cincinnati Fund 17

                               CINCINNATI FUND(R)

     More information on the Cincinnati Fund, including a Statement of Additional Information (SAI), Annual Report, and Semi-Annual Report, is available without charge upon request.

     The Statement of Additional Information provides more details about the Cincinnati Fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (i.e. it is legally considered a part of this prospectus).

     The Annual and Semi-Annual reports include the Cincinnati Fund's financial statements, list portfolio holdings, and contain a letter from the Fund's portfolio manager discussing recent market conditions, economic trends, and fund strategies that significantly affected the Fund's performance during the last fiscal year.

                  INFORMATION IS AVAILABLE:

By Telephone:     (800) 354-5525

By Mail:          The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, OH  45201-5211

By E-mail         info@gia.com

On the Internet:  Text only versions of the Cincinnati Fund documents can be viewed online or downloaded from SEC at: http://www.sec.gov

     Information about the Fund (including the SAI) can be reviewed and copied by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
(202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http//www.sec.gov or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or at the following e-mail address: publicinfo@sec.gov.

     The Cincinnati Fund is a series of The Gateway Trust, SEC file number: 811-02773.

                                THE GATEWAY TRUST

                                  Gateway Fund
                                       and
                          Gateway Small Cap Index Fund

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2001




         This Statement is not a prospectus but should be read in conjunction with the current prospectuses of The Gateway Trust for the Gateway Fund dated May 1, 2001 and for the Gateway Small Cap Index Fund dated May 1, 2000, together with the supplement dated May 1, 2001 to the latter prospectus, and any supplement thereto. A copy of these prospectuses and supplement may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.

         The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by this reference to the annual report of the Funds for the fiscal year ended December 31, 2000.

         The prospectus of the Gateway Fund dated May 1, 2001 and the supplement dated May 1, 2001 as well as the prospectus dated May 1, 2000 of the Gateway Small Cap Index Fund are also incorporated herein by reference.






--------------------------------------------------------------------------------
                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-6339
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

INTRODUCTION.................................................................................................3

     General Information About The Gateway Trust.............................................................3

INVESTMENT OBJECTIVES AND PRACTICES..........................................................................3

     Gateway Fund............................................................................................3

     Gateway Small Cap Index Fund............................................................................3

OPTION TRANSACTIONS..........................................................................................4

     Selling Covered Call Options............................................................................4

     Selling Covered Put Options.............................................................................4

     Purchase Of Put And Call Options........................................................................5

     Options On Securities Indexes...........................................................................5

     Covered Index Call Options Sold By The Gateway Fund.....................................................5

INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS................................................................6

     Other Investment Practices..............................................................................6

     Certain Risks...........................................................................................6

     Investment Restrictions.................................................................................7

PERFORMANCE AND RISK INFORMATION.............................................................................9

     Performance Information.................................................................................9

         Total Return Calculations..........................................................................10

         Historical Results.................................................................................10

     Risk Information.......................................................................................11

         Comparative Indexes................................................................................11

         Standard Deviation.................................................................................11

         Beta...............................................................................................12

         Alpha..............................................................................................12

         Coefficient of Determination (R Squared)...........................................................12

         Sharpe Ratio.......................................................................................12

     Rankings And Comparative Performance Information.......................................................12

     Portfolio Holdings.....................................................................................12

SHAREHOLDER SERVICES........................................................................................12

     Open Account...........................................................................................13

     Automatic Investment Program...........................................................................13

     IRAs...................................................................................................13

     Systematic Withdrawal Program..........................................................................14

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................................................15

INVESTMENT ADVISORY AND OTHER SERVICES......................................................................16

     Gateway Investment Advisers, L.P.......................................................................16

     Gateway Fund Management Agreement......................................................................16

     Gateway Small Cap Index Fund Investment Advisory Contract..............................................17

     Distribution Plan For The Gateway Fund.................................................................19

     Custodian..............................................................................................20

     Shareholder Servicing, Transfer, Dividend Disbursing, And Financial Servicing Agent....................20

BROKERAGE...................................................................................................21

CODE OF ETHICS..............................................................................................23

ADDITIONAL TAX MATTERS......................................................................................23

     Federal Tax Matters....................................................................................23

     State And Local Tax Aspects............................................................................24

TRUSTEES AND OFFICERS OF THE TRUST..........................................................................24

     Shareholder Meetings And Voting........................................................................26

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS.....................................................26

PRINCIPAL HOLDERS OF FUND SHARES............................................................................26

     Gateway Fund...........................................................................................26

     Small Cap Index Fund...................................................................................27

     Shares Held By Adviser.................................................................................27

                                  INTRODUCTION

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "Funds" or individually as a "Fund"). Each Fund has its own investment policies, restrictions, practices, assets, and liabilities. Each Fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by the Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's bylaws, as amended.

         At present, there are three series of the Trust:

------------------------------------ ------------------------
           NAME OF FUND                  DATE ORGANIZED
------------------------------------ ------------------------

Gateway Fund                                   1977

Gateway Small Cap Index Fund                April 1993

Cincinnati Fund                            November 1994
------------------------------------ ------------------------

         The Gateway Fund was known as the Gateway Index Plus Fund until April 30, 1998; as Gateway Option Index Fund until March 1990; as Gateway Option Income Fund until February 1988; and as Gateway Option Income Fund, Inc. until May 1986. Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Fund and the Gateway Small Cap Index Fund are offered in two separate prospectuses. The Cincinnati Fund(R) is offered in a separate prospectus and has a separate Statement of Additional Information. Gateway Investment Advisers, L.P. (the "Adviser") acts as the Funds' investment adviser.


                       INVESTMENT OBJECTIVES AND PRACTICES

GATEWAY FUND

         The investment objective of the Gateway Fund is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES" in the Fund's prospectus.

         The Gateway Fund invests in a portfolio of common stocks which parallels the composition of the Standard & Poor's 500 Stock Index (the "500 Index"). The Fund sells index call options on the S&P 100 Index, the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund also purchases put options on securities indexes.

         In addition, the Fund has authority to, and when deemed appropriate may, invest in the stocks of other securities indexes, sell put options on securities indexes, and purchase call options on securities indexes; however, the Fund does not intend to enter into these types of transactions in the coming year.

         The Gateway Fund is a diversified, open-end management investment company.

GATEWAY SMALL CAP INDEX FUND

         The investment objective of the Small Cap Index Fund is to achieve long-term growth of capital. Descriptions of the Fund's current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption "INVESTMENT OBJECTIVE AND PRINCIPAL STATEGIES" in the Fund's prospectus.

         The Small Cap Index Fund primarily invests in a portfolio of common stocks which parallels the composition of the Wilshire Small Cap Index (the "250 Index"). Because the 250 Index is comprised of 250 equity securities and the Fund purchases such securities in round lots, the portfolio does not correlate perfectly with the 250 Index. The Adviser monitors the composition of the equity portion of the Fund's portfolio on a daily basis, and adjusts it as necessary in order to maintain a correlation of 95% or greater with the 250 Index. The Fund's overall portfolio composition may deviate from that of the 250 Index to the extent that it can invest up to 5% of its total assets in index call or index put options, and may also hold cash primarily for purposes of liquidity. Owing to its ability to hold index put and call options and cash, the Fund's performance may deviate significantly from that of the 250 Index. The median market capitalization of the 250 companies is approximately $658 million.

         The Small Cap Index Fund may also purchase put and call options on securities indexes such as the S&P 500 Index, the 250 Index, the Russell 2000 Index, and comparable small capitalization securities indexes. The Small Cap Index Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of the Fund's net assets. Options on the 250 Index are a relatively new investment vehicle and the secondary market for any particular option on this index at a specific time may be limited.

         The Small Cap Index Fund is a diversified, open-end management investment company.

                               OPTION TRANSACTIONS

         This section contains a brief general description of various types of options, certain option trading strategies, and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the Funds. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

SELLING COVERED CALL OPTIONS

         A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller's obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

         The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received, and the market value of the underlying security determine the gain or loss realized by the seller. The Gateway Fund is the only Trust fund authorized to sell covered call options. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption "COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND."

SELLING COVERED PUT OPTIONS

         The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller's custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires, or when a closing purchase transaction is effected by the seller.

         The seller's gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller's potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received, and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction. The degree of loss will depend upon the seller's ability to detect the movement in the stock's price and to execute a closing transaction at the appropriate time.

         The Gateway Fund is the only Trust fund authorized to sell covered put options. To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

PURCHASE OF PUT AND CALL OPTIONS

         Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

         The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

OPTIONS ON SECURITIES INDEXES

         The Gateway Fund and the Small Cap Index Fund each are authorized to purchase index put and call options. Each fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 100 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

COVERED INDEX CALL OPTIONS SOLD BY THE GATEWAY FUND

         The Gateway Fund sells index call options. Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund's objective in entering into such closing transactions is to increase option premium income, to limit losses, or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

         When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust's Custodian (or a securities depository acting for the Custodian) acts as the Trust's escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

         When the Fund sells an index call option, it is also required to "cover" the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission ("the SEC"). The staff has indicated that a mutual fund may "cover" an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities, or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally "covers" the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of "covering" the option, the Fund may purchase an appropriate offsetting option.

         The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund's total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

                  INVESTMENT PRACTICES, RISKS, AND RESTRICTIONS

OTHER INVESTMENT PRACTICES

         Each fund may hold cash for purposes of liquidity. Each fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested.

         With respect to the Gateway Fund only, the Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Gateway Fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

         Repurchase agreements are instruments under which a fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of any fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

CERTAIN RISKS

         The success of each fund's option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser's ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries, and factors affecting the performance of individual stocks.

         The Gateway Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Gateway Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

         S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE GATEWAY TRUST, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

         Wilshire Associates, Inc. ("Wilshire") obtains information for inclusion in or for use in the calculation of the Wilshire Small Cap Index from sources which Wilshire considers reliable. WILSHIRE HAS ADVISED THE TRUST THAT IT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST OR OWNERS OF THE SMALL CAP INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN. WILSHIRE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL SUCH WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, FOR USE WITH RESPECT TO THE WILSHIRE SMALL CAP INDEX OR ANY DATA INCLUDED THEREIN.

INVESTMENT RESTRICTIONS

         The investment objectives and investment restrictions applicable to each fund are designated as fundamental policies of the fund. The Trust has adopted other fundamental policies with respect to each of the funds. Fundamental policies may not be changed without vote of shareholders of that fund. Under these policies, the Gateway Fund and the Small Cap Index Fund each are subject to the following restrictions:

         1. A fund may not purchase any security if, as a result, the fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class), or more than 10% of the outstanding voting securities of an issuer.

         2. A fund may not purchase any security if, as a result, the fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. A fund may not purchase securities on margin (but a fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. A fund may not make short sales of securities or maintain a short position (a) unless, at all times when a short position is open, the fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of such fund's net assets (taken at current value) are held as collateral for such sales at any one time.

                It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

         5. A fund may not borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                In order to meet redemption requests without immediately selling any portfolio securities, a fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of such fund's assets falls below 400% of its borrowing, the fund will reduce its borrowing which may result in the fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the fund might be deemed to be engaged in leveraging in that any such borrowing will enable the fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6. A fund may not pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

         7. A fund may not purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. A fund may not buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. A fund may not act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

         10. A fund may not make investments for the purpose of exercising control or management.

         11. A fund may not participate on a joint or joint and several basis in any trading account in securities.

         12. A fund may not purchase any security restricted as to disposition under the federal securities laws.

         13. A fund may not invest in securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

         14. A fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. A fund may not make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of any fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. A fund may not purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the fund's total assets is represented by cash and cash items (including receivables), government securities, and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the fund's total assets and to not more than 10% of the outstanding voting securities of such issuer. All of the funds in the Trust taken as a group also must satisfy this 10% test.

         17. A fund may not concentrate the investments of the fund in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

         18. A fund may not sell call or put options, or purchase call or put options, except that (a) the Gateway Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes; (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund's net assets would be invested in premiums on the purchase of put and call options or combinations thereof; (iii) sell covered put options, provided that after any such sale the Gateway Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options; and (iv) enter into closing purchase transactions with respect to such options, and (b) the Small Cap Index Fund may purchase exchange-traded puts and calls provided that after any such purchase not more than 5% of the Fund's assets would be invested in premiums on the purchase of such options.

         The Trust has no fundamental policy with respect to the issuance of senior securities by any fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies:

         o Each fund will limit its investment in warrants to no more than 5% of such fund's assets. The Adviser has no current intention of causing any fund to invest in warrants in the coming year.

          o No fund will purchase additional portfolio securities while borrowings in excess of 5% of the fund's total assets are outstanding. The Adviser has no current intention of causing any fund to borrow in excess of 5% of the funds total assets in the coming year.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The Funds may quote performance in various ways. All performance information supplied by the Funds is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph, or similar illustration. A fund's share prices and total returns fluctuate in response to market conditions, interest rates, and other factors.

         TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in a fund's net asset value per share (the "NAV") over the period.

         Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value calculated according to the following formula:

P (1 + T)n  = ERV where   T    =  Average annual total return
                          N    =  Number of years and portion of a year
                          ERV  =  Ending redeemable value (of an initial
                                  hypothetical $1,000 investment) at the end
                                  of the period
                          P    =  $1,000 (the hypothetical initial investment)

         If a fund has been in existence for less than one, five, or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the SEC. In addition to average annual total returns, a fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

         HISTORICAL RESULTS

         The following table shows each fund's average annual and cumulative total returns for the period ended December 31, 2000:

--------------------------------------- ------------- --------------- ------------- -----------------
     AVERAGE ANNUAL TOTAL RETURN          ONE YEAR      FIVE YEARS     TEN YEARS     LIFE OF FUND*
--------------------------------------- ------------- --------------- ------------- -----------------
Gateway Fund                                 6.61%        10.92%          10.10%          10.44%
Gateway Small Cap Index Fund                (8.34%)       10.05%          N/A              9.39%
--------------------------------------- ------------- --------------- ------------- -----------------


--------------------------------------- ------------- --------------- ------------- -----------------
       CUMULATIVE TOTAL RETURN            ONE YEAR       FIVE YEARS    TEN YEARS     LIFE OF FUND*
--------------------------------------- ------------- --------------- ------------- -----------------
Gateway Fund                                 6.61%        67.89%         161.78%          888.05%
Gateway Small Cap Index Fund                (8.34%)       61.45%          N/A              96.90%
--------------------------------------- ------------- --------------- ------------- -----------------

         The table below shows the redeemable value on December 31, 2000, for an initial investment of $10,000 in the fund that was made at the beginning of the one-, five-, and ten-year periods, or at the commencement of the fund's operations. The table assumes all dividends and distributions have been reinvested in additional fund shares.

--------------------------------------- ------------- --------------- ------------- ------------------
                                          ONE YEAR       FIVE YEARS    TEN YEARS      LIFE OF FUND*
--------------------------------------- ------------- --------------- ------------- ------------------
Gateway Fund                              $10,661         $16,789       $26,178          $98,808
Gateway Small Cap Index Fund               $9,166         $16,145         N/A            $19,689
--------------------------------------- ------------- --------------- ------------- ------------------

* Dates of inception for the Gateway Fund and Gateway Small Cap Index Fund are 12/7/77 and 6/16/93, respectively.

RISK INFORMATION

         In evaluating the performance of any investment including a Gateway fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers three different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in each fund.

         COMPARATIVE INDEXES

         The performance and risk of the Gateway Fund and the Small Cap Index Fund may be compared to various broadly recognized indexes such as the S&P 500 Index or the Lehman Government/Corporate Bond Index. These comparative indexes are used because they are the standard benchmarks of the stock market and bond market respectively. A fund's performance and risk may also be compared to other appropriate indexes. The following is a description of some of the indices that may be used:

          The S&P 100 INDEX is an unmanaged index of 100 common stocks with a market capitalization range of $1.3 billion to $395 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.

         The S&P 500 INDEX is a widely recognized measure of performance for the stock market. The S&P 500 figures represent the prices of an unmanaged index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

         The WILSHIRE SMALL CAP INDEX is an unmanaged index of 250 common stocks with a market capitalization range of $1.5 million to $4.7 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.

         The SALOMON BROAD INVESTMENT-GRADE MEDIUM TERM (1-10) INDEX is an unmanaged index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

         The Russell 2000 Index is an unmanaged index of 2000 common stocks with a market capitalization range up to $1.5 billion. The performance of this index assumes reinvestment of all dividends paid on the stocks in the index.

         The CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U. S. government.

         U. S. TREASURY BILLS are negotiable debt obligations of the U. S. government. Since they are secured by the full faith and credit of the government, they are regarded as risk-free investments. Treasury bills are short-term securities with maturities of one year or less.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of a fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment.

         For example, as of December 31, 2000, the annual standard deviation for the Gateway Fund over the past three years was 5.51% while the standard deviation for the S&P 500 Index was 19.36%. Thus, the S&P 500 Index was approximately three and one/half times as volatile as the Gateway Fund. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA

         Beta analyzes the market risk of a fund by showing how responsive the fund is to the market as defined by an index. Beta is a comparative measure of a fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is 1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets.

         For example, the beta of the Gateway Fund was 0.24 for the five-year period ended December 31, 2000. The Gateway Fund would be expected to perform approximately 1/4 as well as the market (as defined by S&P 500 Index) in up markets and 1/4 as poorly as the market in down markets. Beta is the slope of the "least square line" which compares the fund with an index.

         ALPHA

         The premium an investment portfolio earns above a certain benchmark (such as the Standard & Poor's 500). A positive alpha indicates that the investor earned a premium over the index. In terms of stocks; a positive alpha is viewed as stock being undervalued in relation to other stocks with similar systematic risk. In terms of portfolios; a description of the extraordinary reward obtained from the portfolio. The better the management of the portfolio, the more positive the alpha.

         COEFFICIENT OF DETERMINATION (R SQUARED)

         A statistical term describing the fraction of variance in the dependent variable that can be explained by the independent or explanatory variable. The coefficient of determination is a pure number ranging 0 to 1, with 1 giving perfect explanation. It is often used to describe the fraction of investment risk in portfolios that can be associated with market risk. R squared for singly managed portfolios typically range from 0.8 up to 1, with a median at about
0.95. For multiple managed pension sponsor portfolios, R squared range from 0.9 to 1, with a median at about 0.98.

         SHARPE RATIO

         A reward of portfolio's excess return relative to the total variability of the portfolio. Named after Nobel Laureate William Sharp.


RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         Each fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services such as Morningstar, Inc., Lipper Analytical Services, Inc., and Value Line Mutual Fund Survey, or by other financial publications with a circulation of 10,000 readers or more. Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services, Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

PORTFOLIO HOLDINGS

         Each fund may list their portfolio holdings from time to time.

                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing, and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         Each fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in fund shares. Gateway does not charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemptions, and share balances in the investor's Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, the investor may elect either of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PROGRAM

         Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-6339 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Program must be received by Gateway at least five business days prior to the next scheduled transfer.


IRAS

         Investors may purchase shares of any Gateway fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the "Gateway Traditional IRA") and a Roth IRA (the "Gateway Roth IRA") (or jointly as a "Gateway IRA"). A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of the Gateway IRA is Firstar Bank, N.A. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at (800) 354-6339.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at
(800) 354-6339.

         An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to a Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-6339 to obtain the appropriate transfer form.

         A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Firstar Bank, N.A. as custodian for the Gateway Traditional IRA. The distribution should be wired to:

                  The Gateway Trust c/o Firstar Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, OH
                  Name (insert investor name)
                  Gateway Account No. (insert investor account number) Name of Gateway fund(s) in which you wish to invest

         An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Firstar Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name)," and sending that check to Gateway. The check can also be delivered in person to Gateway, or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, OH  45201-5211

         An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 1/2 cannot be rolled over.

         To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-6339.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement, and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the funds to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-6339.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of all funds are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution.

         In addition to orders received directly by the Trust's Servicing Agent, The Trust has authorized various third party brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. In instances where orders are taken by these brokers, the Trust will be deemed to have received a purchase or redemption order when the authorized broker or, if applicable, a broker's authorized designee, accepts the order. This order will be priced at the applicable fund's net asset value next computed after it is accepted by the authorized broker or the broker's authorized designee.

         Certificates for shares of any fund will not be issued.

         The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees, by participants in an SEP-IRA program, and by participants in the Automatic Investment Program. The Trust reserves the right to accept or reject any purchase order of any fund.

         There is no minimum or maximum applicable to redemption of shares of any fund. The Trust, however, reserves the right to redeem a shareholder's account(s) under certain circumstances. The shareholder will receive at least 60 days' written notice prior to the redemption of the account(s).

         The Trust may redeem a shareholder's account(s) in any fund when the aggregate value of the shareholder's account(s) falls below $800 (other than as a result of market action). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

         The Trust will redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

         Signature guarantees are required for all redemptions, (on the date of receipt by the servicing agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the servicing agent, or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or
(c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which a fund normally utilizes is restricted as determined by the SEC; (c) if any emergency exists as defined by the SEC so that disposal of investments or determination of a fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates each fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

         Gateway Investment Advisers, L.P., (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the funds since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the funds from their formation until December 15, 1995. The Adviser became the successor in interest to the assets, business, and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 70.15% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is a limited partner with a 14.7% ownership interest. ABII is an affiliate of Deutsche Banc Alex. Brown Inc., a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the Funds, and President and a Trustee of the Trust, together own of record and beneficially 100.% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary V. Preston who is employed by Deutsche Banc Alex. Brown Inc. as a Managing Director.

GATEWAY FUND MANAGEMENT AGREEMENT

         The Trust has retained the Adviser under an investment advisory contract (the "Management Agreement") to act as investment manager and in such capacity supervise the investments of the Gateway Fund, subject to the policies and control of the Trust's Board of Trustees. The Management Agreement for the Gateway Fund became effective January 1, 1999. Services were provided by the Adviser under an investment advisory contract beginning December 15, 1995, and previously by GIA under a similar contract prior to December 15, 1995.

         Pursuant to the Management Agreement, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs. The Management Agreement further provides that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Management Agreement provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the Funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

     o    expenses of continuing the Trust's existence;

     o    fees and expenses of trustees not employed by the Adviser;

     o    expenses incurred by the Fund pursuant to the Fund's Distribution
          Plan;

     o expenses of registering or qualifying the Trust or its shares under federal and various state laws and maintaining and updating such registrations and qualifications on a current basis;

     o interest expenses, taxes, fees, and commissions of every kind; expenses of issue, including cost of share certificates;

     o    repurchases and redemption of shares;

     o charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents, and registrars;

     o    expenses of valuing shares of each fund;

     o    auditing, accounting, and legal expenses;

     o    expenses of shareholder meetings and proxy solicitations therefore;

     o    insurance expenses;

     o    membership fees of the Investment Company Institute;

     o and all "extraordinary expenses" as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Management Agreement, the Gateway Fund pays the Adviser a management fee (the "Management Fee") at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund; minus (b) the amount of the Fund's expenses incurred pursuant to its Distribution Plan. In addition, as long as the Adviser is providing transfer agency, fund accounting, and other services pursuant to the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no separate compensation for such services with respect to the Gateway Fund during the term of the Management Agreement.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as above described) exceed the specified percentage of the Fund's average daily net asset value for such year, the Management Agreement requires the Adviser to bear all such excess expenses up to the amount of the Management Fee. The applicable expense limitation percentage for the Fund is 1.50% of the Fund's average daily net asset value. Each month the Management Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitations, the Management Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Management Fee paid by the Fund to the Adviser for the year.

GATEWAY SMALL CAP INDEX FUND INVESTMENT ADVISORY CONTRACT

         The Trust has retained the Adviser under an investment advisory contract (the "Adviser Contract") to act as investment manager and in such capacity supervise the investments of the Gateway Small Cap Index Fund, subject to the policies and control of the Trust's Board of Trustees. The Adviser Contract for the Small Cap Index Fund became effective December 15, 1995. Services were provided by GIA under a substantially identical contract prior to this date.

         Pursuant to the Adviser Contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the funds; (ii) expenses of printing and distributing prospectuses and related documents to prospective shareholders; and (iii) association membership dues (other than for the Investment Company Institute). The Adviser Contract further provides that under certain circumstances the Adviser may cause each fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising such fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

     o    fees and expenses of trustees not employed by the Adviser;

     o expenses of printing and distributing prospectuses to current shareholders of the Trust;

     o expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications;

     o interest expense, taxes, fees, and commissions (including brokerage commissions) of every kind;

     o    expenses related to repurchases and redemptions of shares;

     o charges and expenses of custodians, transfer agents, dividend disbursing agents, and registrars;

     o    expenses of valuing shares of each fund;

     o printing and mailing costs other than those expressly assumed by the Adviser;

     o    auditing, accounting, and legal expenses;

     o expenses incurred in connection with the preparation of reports to shareholders and governmental agencies;

     o    expenses of shareholder meetings and proxy solicitations;

     o    insurance expenses;

     o all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Adviser Contract, the Small Cap Index Fund pays the Adviser an advisory fee (the "Advisory Fee") computed at an annual rate of 0.90% of the first $50 million of the average daily net asset value of such fund, 0.70% of such asset value in excess of $50 million and less than $100 million, and 0.60% of such asset value in excess of $100 million.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as above described) exceed the specified percentage of the Fund's average daily net asset value for such year, the Adviser Contract requires the Adviser to bear all such excess expenses up to the amount of the Advisory Fee. The applicable expense limitation percentage for the Fund is 2.00% of the Fund's average daily net asset value. Each month the Advisory Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitations, the Advisory Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Advisory Fee paid by the Fund to the Adviser for such year.

         The following table shows the Advisory Fees earned by the Adviser (or
GIA) for providing services to the funds under the then-current investment advisory contracts. It also shows the amount of the fees waived by the Adviser for the years ended December 31, 2000, 1999, and 1998.

--------------------------- --------------------- -----------------------------

      FEE AND WAIVER            GATEWAY FUND          SMALL CAP INDEX FUND
--------------------------- --------------------- -----------------------------
     2000 Fee Earned             $7,462,000                  $163,638
     2000 Fee Waived                      0                    52,889
                                 ----------                  --------
     2000 Fee Paid               $7,462,000                  $110,749
                                 ==========                  ========
--------------------------- --------------------- -----------------------------
     1999 Fee Earned             $4,048,147                  $129,346
     1999 Fee Waived                      0                    81,545
                                 ----------                  --------
     1999 Fee Paid               $4,048,147                  $ 47,801
                                 ==========                  ========
--------------------------- --------------------- -----------------------------
     1998 Fee Earned             $2,382,457                  $140,709
     1998 Fee Waived                      0                    63,744
                                 ----------                  --------
     1998 Fee Paid               $2,382,547                  $ 76,965
                                 ==========                  ========
--------------------------- --------------------- -----------------------------

         The Management Agreement and the Adviser Contract further provide that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Management Agreement and the Adviser Contract contemplate that the Adviser may act as an investment manager or adviser for others.

         The Management Agreement and the Adviser Contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, and by vote of the shareholders of the applicable fund.

         The Management Agreement and the Adviser Contract may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the applicable fund; or (iii) by the Adviser. Both the Management Agreement and the Adviser Contract terminate automatically in the event of assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Management Agreement continues in effect until December 31, 2001 and the Adviser Contract continues in effect until December 31, 2001, and thereafter, provided that their continuance for the funds for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Funds, and
(ii) by vote of a majority of the trustees who are not parties to the Adviser Contracts or "interested persons" of any party to the Management Agreement or the Adviser Contract (other than as Trustees of the Trust) by votes cast in person at a meeting specifically called for such purposes.

DISTRIBUTION PLAN FOR THE GATEWAY FUND

         A Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") became effective on January 1, 1999 for the Gateway Fund. Under the Plan, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Fund regarding the Fund, that hold shares for shareholders in omnibus accounts or as shareholders of record, or that provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution; (c) costs of preparing, printing, and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities; and (e) costs of preparing, printing, and distributing sales literature. The expenditures to be made by the Trust pursuant to the Distribution Plan and the basis upon which payment of such expenditures will be made is determined by the Trustees, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.50% of the average daily net asset value of the Fund. For the years 2000 and 1999, expenses under the Plan amounted to 0.35% and 0.31%, respectively of the average daily net asset value of the Fund.

         Any amendment that materially increases the amount of expenditures permitted under the Plan must be approved by a vote of a majority of the outstanding voting securities of the Gateway Fund. The Plan may be terminated at any time by the vote of a majority of (i) the Trustees who are not "interested persons" of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or (ii) the outstanding voting securities of the Gateway Fund. The Adviser, and Walter G. Sall, J. Patrick Rogers and the other officers of the Trust (because of their respective associations with the Adviser), may indirectly benefit from any payments made pursuant to the Plan.

         It is anticipated that the Plan will significantly enhance the Fund's ability to expand distribution which, in turn, will increase the overall assets of the Fund, thus realizing further economies of scale which ultimately benefit Fund shareholders.

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). Under Custody Agreements with the Funds, the Custodian holds the Funds' securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of any fund or which securities are to be purchased or sold by any fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING, AND FINANCIAL SERVICING AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing, and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal

Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs, and other plans or programs for investing shares as provided in the Funds' current prospectuses.

         The Small Cap Index Fund reimburses the Servicing Agent for printing, mailing, and compliance expenses. The Gateway Fund reimburses the Servicing Agent for compliance expenses. The Small Cap Index Fund compensates the Servicing Agent for these services at a fixed rate of $4,000 per month, plus the greater of $2,500 per month or an annual rate of 0.20% of the Fund's average net assets. Beginning January 1, 1999, pursuant to the Gateway Fund Management Agreement, the Servicing Agent receives no compensation for its services to Gateway Fund. For the year ended December 31, 2000, the Adviser was paid $162,830 in its capacity as Servicing Agent to the Gateway Small Cap Index Fund and the Cincinnati Fund. For the years 1998 and 1999, the Adviser was paid $956,303 and $173,196, respectively for the same services. In 1998, the Gateway Fund was charged for these services.

                                    BROKERAGE

         Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for each fund, the Adviser is obligated to seek best execution, which is to execute a fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in each fund's best interest, considers all relevant factors, including:

     o    price;

     o    the size of the transaction;

     o    the nature of the market for the security;

     o    the amount of commission;

     o the timing of the transaction taking into account market prices and trends;

     o the reputation, experience, and financial stability of the broker-dealer involved;

     o the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of a fund as a factor in the selection of broker-dealers to execute securities transactions for such fund. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

         The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. However Deutsche Banc Alex. Brown Inc., Deutsche Bank Securities, Inc., or any of its affiliates ("Alex. Brown"), in its capacity as a registered broker-dealer, has, from time to time, and will effect securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions are executed at competitive commission rates.

         Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as Alex. Brown) may be prohibited from dealing with the Trust as a principal in the purchase and sale of securities. Therefore, Alex. Brown will not serve as the Trust's dealer in connection with over-the-counter transactions. However, Alex. Brown may serve as the Trust's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

         The Trust will not effect any brokerage transactions in its portfolio securities with Alex. Brown if such transactions would be unfair or unreasonable to the Trust's shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. In determining the commissions to be paid to Alex. Brown, it is the policy of the Trust that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Trust as those which would be charged by other qualified brokers having comparable execution capability, and (b) at least as favorable to the Trust as commissions contemporaneously charged by Alex. Brown on comparable transactions for its most favored unaffiliated customers, except for customers of Alex. Brown considered by a majority of the Trust's disinterested trustees not to be comparable to the Trust. The disinterested trustees from time to time review, among other things, information relating to the commissions charged by Alex. Brown to a fund and its other customers, and other information concerning the commissions charged by other qualified brokers. It is not contemplated that brokerage transactions will be effected exclusively through Alex. Brown. The Adviser may from time to time use other brokers, including brokers that provide research services as discussed below.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

         The Adviser has agreements with Bridge Information Systems, Inc. ("Bridge"), S&P Securities, and Bear Stearns & Co., Inc. (through Research Conversion Corp.) to direct brokerage transactions to them in exchange for research services provided to the Adviser. For the fiscal year ended December 31, 2000, the Trust paid brokerage commissions to Bridge of $74,282 for effecting brokerage transactions totaling $59,698,762. During the same period, the Trust paid brokerage commissions to S&P Securities of $30,023 for effecting brokerage transactions totaling $32,146,835 and brokerage commissions to Bear Stearns & Co., Inc. of $847,404 for effecting brokerage transactions totaling $928,254,930. The Adviser may from time to time enter into similar agreements with other brokers.

         The Adviser Contracts provide that, subject to such policies as the Trustees may determine, the Adviser may cause a fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:


     o advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities, or purchasers, or sellers of securities;

     o furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts;

     o effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);

     o services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         The following table shows the brokerage commissions paid by the funds in the years ended December 31, 2000, 1999, and 1998.

------------------------ ---------------------- ---------------------- --------------------
       NAME OF FUND        2000 COMMISSIONS       1999 COMMISSIONS       1998 COMMISSIONS
------------------------ ---------------------- ---------------------- --------------------
Gateway Fund                   $1,791,865               $936,090            $1,052,719
Small Cap Index Fund              $37,350               $ 33,366            $   22,665
------------------------ ---------------------- ---------------------- --------------------

         The increased level paid by the Gateway Fund from 1998 through 2000 is attributable to an overall increase in total assets during those years.

         The Gateway Fund paid a total of $343,634 of brokerage commissions to Deutsche Bank Securities Inc. for the year ended December 31, 2000 or 14.2% of the entire amount of commissions paid to all brokers for this Fund. The aggregate amount of transactions involving the payment of these commissions is $289,771,174, or 16.5% of the entire amount of transactions effected through all brokers combined for this Fund. The Gateway Fund paid a total of $53,971 of brokerage commissions to DB Alex. Brown for the year ended December 31, 1999 or 5.8% of the entire amount of commissions paid to all brokers for this Fund. The aggregate amount of transactions involving the payment of these commissions is $67,259,823, or 6.5% of the entire amount of transactions effected through all brokers combined for this Fund. For the same year, The Gateway Fund paid a total of $300,760 of brokerage commissions to Deutsche Bank or 32.1% of the entire amount of commissions paid to all brokers for this Fund. The aggregate amount of transactions involving the payment of these commissions is $256,087,206, or 24.7% of the entire amount of transactions effected through all brokers combined for this Fund. The Gateway Fund paid a total of $258,373 of brokerage commissions to BT Alex. Brown Incorporated for the year ended December 31, 1998 or 24.5% of the entire amount of commissions paid to all brokers for this Fund. The aggregate amount of transactions involving the payment of these commissions is $215,686,511, or 31% of the entire amount of transactions effected through all brokers combined for this Fund.

                                 CODE OF ETHICS

         The Gateway Trust and Gateway Investment Advisers L.P. have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permit employees subject to the codes to invest in securities, including securities that may be purchased or held by the Gateway Fund or Gateway Small Cap Index Fund, on a limited basis. You may obtain copies of the Codes from the Securities and Exchange Commission.

                             ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the prospectuses is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in a fund.

FEDERAL TAX MATTERS

         Each of the funds is treated as a separate association taxable as a corporation. The following information, therefore, applies to each fund separately unless otherwise specifically stated.

         Each fund has met, and each of the funds in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which each fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest, and gains from the sale or other disposition of securities, including gains from options.

         Gains realized from transactions on put and call options (other than options on securities indexes) generally will be long term or short term, depending on the nature of the option transaction and on the length of time the option is owned by the fund.

         Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of any fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by each fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

STATE AND LOCAL TAX ASPECTS

         The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.

         Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office have been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

         The Trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *WALTER GENE SALL, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209; Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company, and the Adviser since 1977. Age 56.

         *J. PATRICK ROGERS, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209; Trustee of the Trust since December 1998; President of the Trust since 1997; President of the Adviser since 1995; portfolio manager of the Funds since 1997; co-portfolio manager of the Funds from 1995 to 1997; various senior management positions and offices held with the Trust and the Adviser since 1989. Age 37.

         JAMES M. ANDERSON, Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, OH 45229; Trustee of the Trust since April 1997; Children's Hospital Medical Center, President and Chief Executive Officer since November 1996, Chairman of the Board of Trustees from 1992 through 1996, and Trustee since 1979; Taft Stettinius & Hollister (law firm), Partner from 1982 to November 1996; Access Corporation (software distributor), Secretary from 1985 to 1996, Consultant from 1996 to 1997, and Director 1997 to 1998; Cincinnati Stock Exchange, Trustee since 1978; River City Insurance Limited, Director since 1991. Age 59.

         STEFEN F. BRUECKNER, 12010 Colliers Reserve Drive, Naples, FL 34110; Trustee of the Trust since October 1992; President and Chief Executive Officer, ProMutual Group (a professional liability insurance company) from 1998 to 2000; Director, President, and Chief Executive Officer, Anthem Companies, Inc. (health insurer) 1995 to 1998; Director and President of Community Mutual Insurance Company (health insurer) from 1991 to 1995, and various management positions from 1986 to 1991. Age 51.

         KENNETH A. DRUCKER, Sequa Corp., 200 Park Avenue, New York, NY 10166; Director of the Company from January 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Age 55.

         BEVERLY J. FERTIG, 8591 Woodbriar Drive, Sarasota, FL 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 70.

         R. S. (DICK) HARRISON, 4040 Mt. Carmel Road, Cincinnati, OH 45244; Director of the Company from 1977 to 1982; Trustee of the Trust since April 1996; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati, OH. Director of Anderson Bank of Cincinnati, OH and Trustee of Kenyon College. Age 68.

         WILLIAM HARDING SCHNEEBECK, 251 Indian Harbor Road, Vero Beach, FL 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 71.

         JAMES E. SCHWAB, XTEK, Inc., 11451 Reading Road, Cincinnati, OH 45241-2283; Trustee of the Trust since December 1998; President of XTEK, Inc. (a manufacturing company), from November 1995 to present, Vice President of XTEK, Inc. from October 1994 to November 1995; various executive positions with American Financial Corporation and its affiliates from 1985 to 1994, including Senior Vice President of General Cable Corporation from 1992 to 1994 and Senior Vice President of the Penn Central Corporation (now called the American Financial Group) from 1989 to 1992. Age 57.

         *GARY H. GOLDSCHMIDT, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209, Vice President and Treasurer of the Trust since April 2000; Controller, Gateway Investment Advisers L.P. since December 1999, Vice President/Financial Reporting Manager for Countrywide Fund Services, Inc., a mutual fund service provider, from December 1993 to December 1999. Age 38

         *GEOFFREY KEENAN, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209; Vice President of the Trust since April 1996; Chief Operating Officer, Gateway Investment Advisers, L.P. since December 1995; Executive Vice President and Chief Operating Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 42.

         *DONNA M. SQUERI, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209; Secretary of the Trust since October 1995; Secretary and General Counsel of the Adviser since September 1995; in-house counsel of Bartlett & Co., a registered investment adviser, from October 1984 to September 1993. Age 41.

         *Messrs. Sall, Rogers, Keenan, Goldschmidt, and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall and Mr. Rogers are "interested persons" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan, Goldschmidt, and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall and Mr. Rogers receive fees as follows: (a) an annual fee of $8,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $1,500 fee for each regular or special meeting of the Board of Trustees attended; and (c) $1,000 ($3,000 for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 2000.

--------------------------- ---------------------------
     NAME OF TRUSTEE            TOTAL COMPENSATION
                                    FROM TRUST
--------------------------- ---------------------------
James M. Anderson                    $ 8,150.00
Stefen F. Brueckner                  $ 8,150.00
Kenneth A. Drucker                   $17,150.00
Beverly J. Fertig                      8,150.00
R. S. Harrison                       $ 9,550.00
J. Patrick Rogers                             0
Walter G. Sall                                0
William H. Schneebeck                $10,350.00
James E. Schwab                      $ 8,150.00
--------------------------- ---------------------------

SHAREHOLDER MEETINGS AND VOTING

         A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.

         On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of April 3, 2001, the Adviser held, in a fiduciary capacity, more than 50% of the outstanding shares of the Small Cap Index Fund. Thus, the Adviser may be deemed to be a control person of this Fund as of that date. As of April 3, 2001, Deutsche Banc Alex. Brown Inc. held more than 25% of the outstanding shares of the Gateway Fund. Thus, Deutsche Banc Alex. Brown Inc. may be deemed to be a control person of this Fund as of that date.

         As of April 3, 2001, the shareholders of the Gateway Fund controlled approximately 96.76% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Gateway Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

         Arthur Andersen LLP, 720 East Pete Rose Way, Suite 400, Cincinnati, OH 45202, serves as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of each fund's financial statements, reviews each fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

         The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by this reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 2000.

                        PRINCIPAL HOLDERS OF FUND SHARES

GATEWAY FUND

         As of April 3, 2001, the Gateway Fund had 68,376,934.084 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

--------------------------------------------------- ----------------------- -----------------------
                 NAME AND ADDRESS                      NUMBER OF SHARES        PERCENT OF CLASS
--------------------------------------------------- ----------------------- -----------------------
Charles Schwab and Company, Inc.                          12,491,693                18.27%
Reinvest Account Special Custody Account for
Mutual Fund Department
101 Montgomery Street
San Francisco, CA  94104

Trust officers of the Trust as a group                       161,878             Less than 1%

Adviser officers and directors as a group                    103,101             Less than 1%
--------------------------------------------------- ----------------------- -----------------------

SMALL CAP INDEX FUND

         As of April 3, 2001, the Small Cap Index Fund had 1,673,054.934 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

--------------------------------------------------- ----------------------- -----------------------
            NAME AND ADDRESS OF OWNER                  NUMBER OF SHARES        PERCENT OF CLASS
--------------------------------------------------- ----------------------- -----------------------
Andrew Wyeth                                                256,937                  15.36%
Chadds Ford, PA  19317

Up East, Inc.                                               256,217                  15.31%
c/o Betsy J. Wyeth
P. O. Box 48
Chadds Ford, PA  19317

Betsy Wyeth                                                 159,234                   9.52%
Chadds Ford, PA  19317

Betsy Wyeth Growth                                          136,803                   8.18%
Chadds Ford, PA  19317

Charles Schwab and Company, Inc.                            111,008                   6.64%
Reinvest Account Special Custody Account for
Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA

Trustees and officers of the Trust as a group               33,225                  1.99%

Adviser officers and directors as a group                    3,156               Less than 1%
--------------------------------------------------- ----------------------- -----------------------

         The SEC has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security, or any person who has the right to acquire beneficial ownership of any such security within 60 days.

SHARES HELD BY ADVISER

         As of April 3, 2001, the Adviser held in a fiduciary capacity the indicated amounts of the outstanding shares of each fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.



--------------------------- ----------------------- --------------------------

       NAME OF FUND            NUMBER OF SHARES       PERCENTAGE OF SHARES
--------------------------- ----------------------- --------------------------
Gateway Fund                       486,031                Less than 1%
Small Cap Index Fund                52,598                     8.57%
--------------------------- ----------------------- --------------------------

--------------------------------------------------------------------------------

                                THE GATEWAY TRUST

--------------------------------------------------------------------------------





                               CINCINNATI FUND(R)

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001






         This Statement is not a prospectus but should be read in conjunction with the current prospectus of the Cincinnati Fund dated May 1, 2001. A copy of the prospectus may be obtained from the Fund by written or telephone request directed to the Fund at the address or the telephone number shown below.

         The financial statements and independent auditors' report required to be included in this Statement are incorporated herein by this reference to the annual report of the Cincinnati Fund for the fiscal year ended December 31, 2000.

         The prospectus of the Cincinnati Fund dated May 1, 2001 is also incorporated herein by reference.



--------------------------------------------------------------------------------

                                 P. O. BOX 5211
                           CINCINNATI, OHIO 45201-5211
                                 (800) 354-5525

--------------------------------------------------------------------------------

5


                                TABLE OF CONTENTS

INTRODUCTION..................................................................................2

  General Information About The Gateway Trust.................................................2

INVESTMENT PRACTICES AND RESTRICTIONS.........................................................2

  General.....................................................................................2

  Investment Practices........................................................................2

  Investment Restrictions.....................................................................3

PERFORMANCE AND RISK INFORMATION..............................................................5

  Performance Information.....................................................................5

  Total Return Calculations...................................................................5

      Historical Results......................................................................6

  Risk Information............................................................................6

      Comparative Indexes.....................................................................6

      Standard Deviation......................................................................6

      Beta....................................................................................7

      Alpha...................................................................................7

      Coefficient of Determination (R Squared)................................................7

      Sharpe Ratio............................................................................7

  Rankings And Comparative Performance Information............................................7

SHAREHOLDER SERVICES..........................................................................7

  Open Account................................................................................7

  Automatic Investment Program................................................................8

  IRAs........................................................................................8

  Systematic Withdrawal Program...............................................................9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................9

INVESTMENT ADVISORY AND OTHER SERVICES.......................................................11

  Gateway Investment Advisers, L.P...........................................................11

  Investment Advisory Contract...............................................................11

  Custodian..................................................................................13

  Shareholder Servicing, Transfer, Dividend Disbursing, And Financial Servicing Agent........13

BROKERAGE....................................................................................13

  Additional Tax Matters.....................................................................14

  Federal Tax Matters........................................................................15

  State And Local Tax Aspects................................................................15

CODE OF ETHICS...............................................................................15

TRUSTEES AND OFFICERS OF THE TRUST...........................................................15

  Shareholder Meetings And Voting............................................................17

INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS......................................18

PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES..................................................18

                                  INTRODUCTION

GENERAL INFORMATION ABOUT THE GATEWAY TRUST

         The Gateway Trust (the "Trust") is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as "funds" or individually as a "fund"). Each fund has its own investment policies, restrictions, practices, assets, and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust ("Shares"). The Trust's operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust's bylaws, as amended.

         At present, there are three series of the Trust:

           ------------------------------------------ ----------------------- ---------------------------------------------

                         NAME OF FUND                     DATE ORGANIZED                      FORMER NAMES
           ------------------------------------------ ----------------------- ---------------------------------------------
           Gateway Fund                                 1977                    Gateway Index Plus Fund until April 30,
                                                                                1998; Gateway Option Index Fund until
                                                                                March 1990; Gateway Option Income Fund
                                                                                until February 1988; Gateway Option
                                                                                Income Fund, Inc. until May 1986

           Gateway Small Cap Index Fund                 April 1993              None

           Cincinnati Fund(R)                           November 1994           None
           ------------------------------------------ ----------------------- ---------------------------------------------

         Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

         The Gateway Fund and the Gateway Small Cap Index Fund are offered in two separate prospectuses (the "Prospectuses"). The Cincinnati Fund is offered in a separate prospectus (the "Cincinnati Prospectus"). The Cincinnati Fund has a separate Statement of Additional Information. The other two funds have a combined Statement of Additional Information.

         Gateway Investment Advisers, L.P. (the "Adviser") acts as the funds' investment adviser.

                      INVESTMENT PRACTICES AND RESTRICTIONS

GENERAL

         The investment objective of the Cincinnati Fund (the "Fund") is to achieve capital appreciation through investment in the common stock of companies with an important presence in the Greater Cincinnati Area ("Cincinnati Companies"). The Cincinnati Fund is a diversified, open-end management investment company.

INVESTMENT PRACTICES

         The Fund attempts to achieve its objective by investing in the common stocks of Cincinnati Companies that meet certain criteria included in a proprietary model developed by the Adviser. These criteria include level of employment and nature of operations in the Greater Cincinnati Area. The Adviser has also incorporated certain industry diversification, liquidity, market capitalization, and listing criteria into the model. The Adviser uses the proprietary model to select the Fund's portfolio of stocks and to determine the proportion of the Fund's assets that are invested in each stock.

         To be eligible for inclusion in the Fund's portfolio, a stock currently must meet the following model criteria: (1) the stock must be issued either by a company that employs at least fifty persons in the Greater Cincinnati Area or by a company that maintains its corporate headquarters in the Greater Cincinnati Area; (2) the stock must be issued by a company with a market capitalization of $5 million or more; and, (3) the stock must be listed on a national securities exchange, such as the New York Stock Exchange, the American Stock Exchange, or the National Market System of the NASDAQ. The Greater Cincinnati Area, for purposes of the model, is defined as the Cincinnati and Hamilton-Middletown Consolidated Metropolitan Statistical Area (the "CMSA"). The CMSA includes Hamilton, Clermont, Warren, and Butler counties in Ohio; Boone, Campbell, and Kenton counties in Kentucky; and Dearborn County in Indiana.

         The Adviser rebalances the portfolio and makes appropriate adjustments in the portfolio to reflect changes in the underlying corporate data. In addition, the Adviser may modify the proprietary model, or the selection criteria incorporated in the model, in response to market and economic developments. Such modifications could result in changes to the composition of the Fund's portfolio.

         The Cincinnati Fund may hold cash for purposes of liquidity or for temporary defensive purposes. The Fund generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of the Fund's shares which has not yet been invested. In addition, the Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

         Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers' acceptances, commercial paper, or certificates of deposit (collectively "cash instruments"). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more. Under normal conditions, the Adviser does not intend to invest more than 5% of the Fund's net assets in any cash instruments other than repurchase agreements.

         Repurchase agreements are instruments under which the Fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price, and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of the Fund's total assets may be invested in repurchase agreements which have a maturity longer than seven days.

INVESTMENT RESTRICTIONS

         The Trust has adopted certain fundamental policies with respect to the Fund that may not be changed without a vote of shareholders of the Fund. Under these policies, the Fund may not:

         1. purchase any security if, as a result, the Fund (or the funds in the Trust together) would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class), or more than 10% of the outstanding voting securities of an issuer.

         2. purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

         3. purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

         4. make short sales of securities or maintain a short position (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund's net assets (taken at current value) are held as collateral for such sales at any one time.

         It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes.

         5. borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of the Fund's total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

                It is the present intention of management that the Fund will not purchase additional portfolio securities at any time when its borrowing exceeds 5% of its total assets. In order to meet redemption requests without immediately selling any portfolio securities, the Fund may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of the Fund's assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in the Fund being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

         6.     pledge more than 10% of its total assets, taken at market value.

         7. purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than 1/2 of 1% of the securities of that company together own beneficially more than 5% of such securities.

         8. buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

         9. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

         10. make investments for the purpose of exercising control or management.

         11. participate on a joint or joint and several basis in any trading account in securities.

         12. purchase any security restricted as to disposition under the federal securities laws.

         13. invest in securities of other investment companies, except as part of a merger, consolidation, or other acquisition.

         14. invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

         15. make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes, and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

                No more than 5% of the Fund's assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

         16. purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund's total assets is represented by cash and cash items (including receivables), government securities, and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

                All of the funds in the Trust taken as a group also must satisfy this 10% test.

         17.    concentrate the investments of the Fund in a single industry.

         18.    write, purchase, or sell puts, calls, or combinations thereof.

         19. buy or sell commodities, commodities futures contracts, or commodities options contracts.

         The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust's issuance of any such securities.

         In addition to these fundamental policies, the Fund will not purchase additional portfolio securities while borrowings in excess of 5% of the Fund's total assets are outstanding. The Adviser has no current intention of causing the Fund to borrow in excess of 5% of the Fund's total assets in the coming year.

                        PERFORMANCE AND RISK INFORMATION

PERFORMANCE INFORMATION

         The Fund may quote performance in various ways. All performance information supplied by the Fund is based upon historical results and is not intended to indicate future performance. Total returns and other performance information may be shown numerically or in a table, graph, or similar illustration. The Fund's share prices and total returns fluctuate in response to market conditions, interest rates, and other factors.

TOTAL RETURN CALCULATIONS

         Total returns reflect all aspects of a fund's return, including the effect of reinvesting dividends and capital gains distributions, and any change in a fund's net asset value per share (the "NAV") over the period. Average annual total returns are calculated by determining the average annual compounded rates of return over one-, five-, and ten-year periods that would equate an initial hypothetical investment to the ending redeemable value calculated according to the following formula:

   P (1 + T)n = ERV where   T    =  Average annual total return
                            N    =  Number of years and portion of a year
                            ERV  =  Ending redeemable value (of an initial
                                    hypothetical $1,000 investment) at the
                                    end of the period
                            P    =  $1,000 (the hypothetical initial investment)

         If a fund has been in existence for less than one, five, or ten years, the time period since the date it commenced operations will be substituted for the periods stated.

         As a hypothetical example, a cumulative return of 100% growth on a compounded basis in ten years would produce an average annual total return of 7.18%, which is the annual rate that would equal 100% growth on a compounded basis in ten years. While average annual total returns are convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.

         Average annual total return is calculated as required by applicable regulations promulgated by the Securities and Exchange Commission (the "SEC"). In addition to average annual total returns, the Fund may quote year-by-year total returns and cumulative total returns reflecting the simple change in value of any investment over a stated period. Average annual, year-by-year, and cumulative total returns may be quoted as a percentage or as a dollar amount.

         HISTORICAL RESULTS

         The following table shows the Fund's average annual and cumulative total returns for the period ended December 31, 2000:

---------------------------------------- ----------------- ---------------- ---------------------
                                             ONE YEAR        FIVE YEARS        LIFE OF FUND*
---------------------------------------- ----------------- ---------------- ---------------------
Average Annual Total Return                    2.92%            11.31%            14.43%
Cumulative Total Return                        2.92%            70.84%            129.08%
---------------------------------------- ----------------- ---------------- ---------------------

         The table below shows the redeemable value on December 31, 2000, for an initial investment of $10,000 in the Fund that was made at the beginning on the one- and five-year periods, and the commencement of the Fund's operations. The table assumes all dividends and distributions have been reinvested in additional shares.

----------------------- ----------------- ---------------------
       ONE YEAR            FIVE YEARS        LIFE OF FUND*
----------------------- ----------------- ---------------------
       $10,292              $17,084             $22,909
----------------------- ----------------- ---------------------

*The date of inception for the Cincinnati Fund was 11/7/94

RISK INFORMATION

         In evaluating the performance of any investment including the Fund, it is important to understand the risks involved in the investment. Information regarding the performance of an investment, while valuable in itself, is more meaningful when it is related to the level of risk associated with that investment. Thus, two different mutual funds that produce similar average annual total returns may present markedly different investment opportunities if the risk of loss associated with one mutual fund is greater than that of the other mutual fund.

         For example, an investment in a mutual fund that invests in stocks generally will present greater potential for variation in the share price of the mutual fund, and hence a greater risk of gain or loss than an investment in a mutual fund that invests in short-term U. S. government securities. Because the potential for greater gain typically carries with it a greater degree of risk, the advisability of an investment in a particular mutual fund for a given investor will depend not only on historical performance of the fund but also on the potential for gain and loss associated with that mutual fund.

         The Gateway Trust offers three different funds that produce different total returns and present different risk potentials. The difference in risk potential can be demonstrated by various statistical concepts. The following statistical concepts can be used to measure some of the risks associated with an investment in the Fund.

         COMPARATIVE INDEXES

         The performance and risk of the Fund may be compared to various broadly recognized indexes such as the S&P 500 Index, the Russell 2000 Index, or the Salomon Broad Investment-Grade Medium-Term (1-10) Index. These comparative indexes are used because they are the standard benchmarks of the stock and bond markets. The Fund's performance and risk may also be compared to other appropriate indexes.

         STANDARD DEVIATION

         Standard deviation measures the volatility of the total return of the Fund. Standard deviation is one method of comparing the total return of a fund to the average monthly total return of the Fund. In general, a fund that has a greater standard deviation is a fund that has displayed a greater tendency to vary from its own average monthly total return. Standard deviation can also be used to compare the total return of a fund to the total return of an index or another mutual fund. By comparing the magnitude of the standard deviation of each investment, an analyst is able to determine the relative volatility of each investment. An investment with an expected return of 10% and a standard deviation of 15% would be expected to earn a total return ranging from -5% to +25% about 68% of the time, a total return ranging from -20% to +40% about 95% of the time, and a total return ranging from -35% to +55% about 97% of the time.

         BETA

         Beta analyzes the market risk of the Fund by showing how responsive the Fund is to the market as defined by an index. Beta is a comparative measure of the Fund's volatility in relation to an appropriate index. Generally, higher betas represent riskier investments. By definition, the beta of the market is
1.00. Thus, a fund with a beta higher than 1.00 is expected to perform better than the market in up markets and worse than the market in down markets. Beta is the slope of the "least square line" which compares the Fund with an index.

         ALPHA

         The premium an investment portfolio earns above a certain benchmark (such as the Standard & Poor's 500). A positive alpha indicates that the investor earned a premium over the index. In terms of stocks; a positive alpha is viewed as stock being undervalued in relation to other stocks with similar systematic risk. In terms of portfolios; a description of the extraordinary reward obtained from the portfolio. The better the management of the portfolio, the more positive the alpha.

         COEFFICIENT OF DETERMINATION (R SQUARED)

         A statistical term describing the fraction of variance in the dependent variable that can be explained by the independent or explanatory variable. The coefficient of determination is a pure number ranging 0 to 1, with 1 giving perfect explanation. It is often used to describe the fraction of investment risk in portfolios that can be associated with market risk. R squared for singly managed portfolios typically range from 0.8 up to 1, with a median at about
0.95. For multiple managed pension sponsor portfolios, R squared range from 0.9 to 1, with a median at about 0.98.

         SHARPE RATIO

         A reward of portfolio's excess return relative to the total variability of the portfolio. Named after Nobel Laureate William Sharp.

RANKINGS AND COMPARATIVE PERFORMANCE INFORMATION

         The Fund may compare its performance to that of other mutual funds or categories of mutual funds as reported by independent services such as Morningstar, Inc., Lipper Analytical Services, Inc., and Value Line Mutual Fund Survey, or by other financial publications with a circulation of 10,000 readers or more.

         Performance comparisons may be expressed as ratings, such as the proprietary ratings published by Morningstar, Inc., or rankings, such as the rankings of funds in various categories published by Lipper Analytical Services, Inc. Performance comparisons may also be expressed as designations (such as a certain number of "stars") or descriptions (such as "best fund") assigned by such services or publications.

                              SHAREHOLDER SERVICES

         Gateway Investment Advisers, L.P. serves as the Trust's shareholder servicing, transfer, dividend disbursing, and financial servicing agent (the "Servicing Agent"). In this capacity, it performs various shareholder services on behalf of the Trust.

OPEN ACCOUNT

         The Fund's regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. Gateway does not charge for the automatic reinvestment of dividends and distributions.

         The Servicing Agent maintains a record of the investor's purchases, redemptions, and share balances in the investor's Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares, and the total number of shares owned. Share certificates will not be issued.

         Upon opening an account, the investor may elect either of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

AUTOMATIC INVESTMENT PROGRAM

         Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-5525 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Program must be received by Gateway at least five business days prior to the next scheduled transfer.

IRAS

         Investors may purchase shares of the Fund through Individual Retirement Accounts ("IRAs") which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the "Gateway Traditional IRA") and a Roth IRA (the "Gateway Roth IRA") or jointly as a "Gateway IRA". A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of any Gateway fund selected by the investor. The custodian of the Gateway IRA is Firstar Bank, N.A. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at (800) 354-5525.

         An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at
(800) 354-5525.

         An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to the Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-5525 to obtain the appropriate transfer form.

         A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer's plan to wire the distribution to Firstar Bank, N.A. as custodian for a Gateway Traditional IRA. The distribution should be wired to:

                  The Gateway Trust c/o Firstar Bank, N.A.
                  ABA #042-0000-13
                  Cincinnati, OH
                  Name (insert investor name)
                  Gateway Account No. (insert investor account number) Name of Gateway fund(s) in which you wish to invest.

         An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer's plan to prepare a check for the amount to be rolled over payable to "Firstar Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name)," and sending that check to Gateway. The check can also be delivered in person to Gateway, or mailed to:

                  The Gateway Trust
                  Shareholder Services
                  P. O. Box 5211
                  Cincinnati, OH 45201-5211

         An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer's plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer's plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

         Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension, or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70 1/2 cannot be rolled over.

         To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-5525.

         The rules for contributing to, investing under, and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

         Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

         No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement, and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

SYSTEMATIC WITHDRAWAL PROGRAM

         If the value of a shareholder's account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder's account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

         If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-5525.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Fund are purchased and redeemed at their net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution. Information as to the method of calculating the net asset value of shares of the Fund is included in the Cincinnati Prospectus under the caption "How Fund Shares Are Priced."

         In addition to orders received directly by the Fund's Servicing Agent, The Fund has authorized various third party brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. In instances where orders are taken by these brokers, the Fund will be deemed to have received a purchase or redemption order when the authorized broker or, if applicable, a broker's authorized designee, accepts the order. This order will be priced at the Fund's net asset value next computed after it is accepted by the authorized broker or the broker's authorized designee.

         Certificates for shares of the Fund will not be issued.

         The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser's employees, by participants in an SEP-IRA program, and by participants in the Automatic Investment Program. The Trust reserves the right to reject any purchase order of the Fund.

         There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to redeem a shareholder's account(s) under certain circumstances. The shareholder will receive at least 60 days' written notice prior to the redemption of the account(s).

         The Trust may redeem a shareholder's account(s) in the Fund when the aggregate value of the shareholder's account(s) falls below $800 (other than as a result of market action). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

         The Trust will redeem a shareholder's account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents. The shareholder may prevent such redemption by providing the requested information within the 60-day period.

         The Trust reserves the right to terminate temporarily or permanently the exchange privilege for any shareholder who makes an excessive number of exchanges between funds. The shareholder will receive written notice that the Trust intends to limit the shareholder's use of the exchange privilege. Generally the Trust limits a shareholder to twelve exchange transactions per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, normally will be counted as one account for purposes of the exchange limit.

         The Trust also reserves the right to terminate or modify the exchange privilege or to refuse an exchange if the exchange would adversely affect a fund involved in the exchange.

         Signature guarantees are required for all redemptions (on the date of receipt by the Servicing Agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the Servicing Agent, or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies, and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or
(c) on all stock certificates tendered for redemption.

         The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which the Fund normally utilizes is restricted as determined by the SEC; (c) if any emergency exists as defined by the SEC so that disposal of investments or determination of the Fund's net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust's shareholders.

         The Trust has elected to be governed by Rule 18f-1 of the Investment Company Act which obligates the Fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the Fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

         The Trust reserves the right to modify or terminate any purchase, redemption, or other shareholder service procedure upon written notice to shareholders.

         Purchases and redemptions generally may be effected only on days when the stock exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas Day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GATEWAY INVESTMENT ADVISERS, L.P.

         Gateway Investment Advisers, L.P. (the "Adviser"), a Delaware limited partnership, has acted as the investment adviser for the Fund since December 15, 1995. Gateway Investment Advisers, Inc. ("GIA") provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser became the successor in interest to the assets, business, and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 70.15% ownership interest, while Alex. Brown Investments Incorporated ("ABII") is a limited partner with a 14.7% ownership interest. ABII is an affiliate of Deutsche Banc Alex. Brown Inc., a nationally known investment banking firm and registered broker/dealer located in Baltimore, Maryland. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the Funds and President and a Trustee of the Trust, together own of record and beneficially 100% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its President and a director. The third director of GIA is Margaret-Mary V. Preston who is employed by Deutsche Banc Alex. Brown Inc. as a Managing Director.

INVESTMENT ADVISORY CONTRACT

         The Trust has retained the Adviser under an investment advisory contract ("Adviser Contract") to act as investment manager and in such capacity supervise the investments of the Fund, subject to the policies and control of the Trust's Board of Trustees. The Adviser Contract for the Fund became effective on December 15, 1995. Services were provided by GIA under a substantially identical contract prior to this date.

         Pursuant to the Adviser Contract, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding the Fund's investments; (ii) office space, telephones, and other office equipment; and
(iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) advertising and other marketing expenses in connection with the sale of the shares of the Fund; (ii) expenses of printing and distributing the Fund's prospectus and related documents to prospective shareholders; and (iii) association membership dues (other than for the Investment Company Institute). The Adviser Contract further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser's other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

         The Adviser Contract provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Such expenses will be allocated among the funds in the Trust by direction of the Board of Trustees, most frequently on the basis of expenses incurred by each fund, but where that is not practicable on such basis as the Trustees determine to be appropriate. Expenses to be borne by the Trust include:

     o    fees and expenses of trustees not employed by the Adviser;

     o expenses of printing and distributing prospectuses to current shareholders of the Trust;

     o expenses pertaining to registering or qualifying the Trust or its shares under various federal and state laws, and maintaining and updating such registrations and qualifications;

     o interest expense, taxes, fees, and commissions (including brokerage commissions) of every kind;

     o    expenses related to repurchases and redemptions of shares;

     o charges and expenses of custodians, transfer agents, dividend disbursing agents, and registrars;

     o    expenses of valuing shares of each fund;

     o printing and mailing costs other than those expressly assumed by the Adviser;

     o    auditing, accounting, and legal expenses;

     o expenses incurred in connection with the preparation of reports to shareholders and governmental agencies;

     o    expenses of shareholder meetings and proxy solicitations;

     o    insurance expenses;

     o all "extraordinary expenses" which may arise, including all losses and liabilities incurred in connection with litigation proceedings and claims, and the legal obligations of the Trust to indemnify its officers, trustees, and agents with respect thereto.

         A majority of the Board of Trustees of the Trust and a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contract of the Fund, voting separately, shall determine which expenses shall be characterized as "extraordinary expenses."

         In return for the services and facilities furnished by the Adviser under the Adviser Contract, the Fund pays the Adviser an advisory fee ("the Advisory Fee") computed at an annual rate of 0.50% of the average daily net asset value of the Fund.

         If total expenses of the Fund for any fiscal year (including the Adviser's compensation, but exclusive of taxes, interest, brokerage commissions, and any "extraordinary expenses" determined as described above) exceed 2.00% of the Fund's average daily net asset value for such year, the Adviser Contract requires the Adviser to bear all such excess expenses up to the amount of the Advisory Fee. Each month the Advisory Fee is determined and the Fund's expenses are projected. If the Fund's projected expenses are in excess of the above-stated expense limitation, the Advisory Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Advisory Fee paid by the Fund to the Adviser for such year.

         The Adviser Contract further provides that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Adviser Contract contemplates that the Adviser may act as an investment manager or adviser for others.

         The Adviser Contract may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Trust's Board of Trustees, including the vote cast in person by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of any party to the Adviser Contract, and by vote of the shareholders of the Fund.

         The Adviser Contract may be terminated, upon 60 days' written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Adviser Contract terminates automatically in the event of its assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

         The Adviser Contract continues in effect until December 31, 2001, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the Adviser Contract or "interested persons" of any party to the Adviser Contract (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         The following table shows the Advisory Fees earned by the Adviser (or
GIA) for providing services to the Cincinnati Fund. It also shows the amount of the fees waived by the Adviser for the year ended December 31, 2000, 1999, and 1998.

---------------------------- -------------------------
      FEE AND WAIVER             CINCINNATI FUND
---------------------------- -------------------------
 2000 Fee Earned                    $ 73,717
---------------------------- -------------------------
 2000 Fee Waived                           0
                                    --------
---------------------------- -------------------------
 2000 Fee Paid                      $ 73,717
---------------------------- -------------------------
 1999 Fee Earned                    $117,111
---------------------------- -------------------------
 1999 Fee Waived                           0
                                    --------
---------------------------- -------------------------
 1999 Fee Paid                      $117,111
---------------------------- -------------------------
 1998 Fee Earned                    $118,179
---------------------------- -------------------------
 1998 Fee Waived                           0
                                    --------
---------------------------- -------------------------
 1998 Fee Paid                      $118,179
                                    ========
---------------------------- -------------------------

CUSTODIAN

         Firstar Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust's assets (the "Custodian"). Under a Custody Agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

SHAREHOLDER SERVICING, TRANSFER, DIVIDEND DISBURSING, AND FINANCIAL SERVICING AGENT

         The Adviser is the Trust's Shareholder Servicing, Transfer, Dividend Disbursing, and Financial Servicing Agent (the "Servicing Agent"). The Adviser's mailing address for its activities as Servicing Agent is The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH, 45209. As Transfer Agent for the Trust, the Servicing Agent's general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of Fund shares with the Custodian, and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account, and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

         As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by such fund.

         The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see "SHAREHOLDER SERVICES" herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs, and other plans or programs, for investing shares as provided in the Fund's current prospectus.

         The Fund reimburses the Servicing Agent for printing, mailing, and compliance expenses. The Fund compensates the Servicing Agent for these services, at a fixed rate of $4,000 per month, plus the greater of $2,500 per month, or an annual rate of 0.20% of the Fund's average net assets. For the year ended December 31, 2000, the Adviser was paid $162,830 in its capacity as Servicing Agent to the Gateway Small Cap Index Fund and the Cincinnati Fund. For the years 1998 and 1999, the Adviser was paid $956,303 and $173,196, respectively for the same services. In 1998, the Gateway Fund was charged for these services.

                                    BROKERAGE

         Transactions on stock exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

         In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund's transaction where the most favorable combination of price and execution services are available ("best execution"), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking the best execution, the Adviser, in the Fund's best interest, considers all relevant factors, including:

     o    price;

     o    the size of the transaction;

     o    the nature of the market for the security;

     o    the amount of commission;

     o the timing of the transaction taking into account market prices and trends;

     o the reputation, experience, and financial stability of the broker-dealer involved;

     o the quality of service rendered by the broker-dealer in other transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking best execution and such other factors as the Trustees may determine, the Adviser may consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for the Fund.

         While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical, or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

         The Adviser has an agreement with Bridge Information Systems, Inc. ("Bridge"), S&P Securities, and Bear Stearns & Co., Inc. (through Research Conversion Corp.) to direct brokerage transactions to them in exchange for research services provided to the Adviser. For the fiscal year ended December 31, 2000, the Trust paid brokerage commissions to Bridge of $74,282 for effecting brokerage transactions totaling $59,698,762. During the same period, the Trust paid brokerage commissions to S&P Securities of $30,023 for effecting brokerage transactions totaling $32,146,835 and brokerage commissions to Bear Stearns & Co., Inc. of $847,404 for effecting brokerage transactions totaling $928,254,930. The Adviser may from time to time enter into similar agreements with other brokers.

         The Adviser Contract provides that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include:

     o advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities, or purchasers, or sellers of securities;

     o furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts;

     o effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);

     o services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

         For the years ended December 31, 2000, 1999, and 1998, the Fund paid $11,216, $22,301, and $11,635, respectively, in brokerage commissions. Total commissions paid in 1999 had increased relative to previous years due to an increase in shareholder redemption requests for 1999.

ADDITIONAL TAX MATTERS

         The tax discussion set forth below and in the Cincinnati Prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

FEDERAL TAX MATTERS

         The Fund is treated as a separate association taxable as a corporation.

         The Fund has met and intends to meet the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company is the "90% Test." The 90% Test requires that at least 90% of a fund's gross income must be derived from dividends, interest, and gains from the sale or other disposition of securities.

         Long-term capital gains distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital-loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

         Distributions on shares of the Fund received shortly after their purchase, although substantially in effect a return of capital, are subject to federal income taxes.

         The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital- loss carryforwards.

STATE AND LOCAL TAX ASPECTS

         The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

                                 CODE OF ETHICS

         The Gateway Trust and Gateway Investment Advisers L.P. have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permit employees subject to the Codes to invest in securities, including securities that may be purchased or held by the Cincinnati Fund, on a limited basis. You may obtain copies of the Codes from the Securities and Exchange Commission.

                       TRUSTEES AND OFFICERS OF THE TRUST

         The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts, and authorize the Trust officers to carry out the decisions of the Board.

         Under the Trust's Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death, or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office have been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees.

         The Trustees and officers of the Trust, together with information as to their positions with the Trust and its predecessor, Gateway Option Income Fund, Inc. (the "Company") and their principal occupations during at least the past five years, are listed below.

         *Walter Gene Sall, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH, 45209, Chairman and Trustee of the Trust; Chairman of the Adviser; various senior management positions and offices held with the Trust, the Company, and the Adviser since 1977. Age 56.

         *J. Patrick Rogers, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH, 45209; Trustee of the Trust since December 1998; President of the Trust since 1997; President of the Adviser since 1995; portfolio manager of the Funds since 1997; co-portfolio manager of the Funds from 1995 to 1997; various senior management positions and offices held with the Trust and the Adviser since 1989. Age 37.

         James M. Anderson, Children's Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, OH 45229; Trustee of the Trust since April 1997; Children's Hospital Medical Center, President and Chief Executive Officer since November 1996, Chairman of the Board of Trustees from 1992 through 1996, and Trustee since 1979; Taft Stettinius & Hollister (law firm), Partner from 1982 to November 1996; Access Corporation (software distributor), Secretary from 1985 to 1996, Consultant from 1996 to 1997, and Director 1997 to 1998; Cincinnati Stock Exchange, Trustee since 1978; River City Insurance Limited, Director since 1991. Age 59.

         Stefen F. Brueckner,12010 Colliers Reserve Drive, Naples, FL 34110; Trustee of the Trust since October 1992; President and Chief Executive Officer, ProMutual Group (a professional liability insurance company) from 1998 to 2000; Director, President, and Chief Executive Officer, Anthem Companies, Inc. (health insurer) 1995 to 1998; Director and President of Community Mutual Insurance Company (health insurer) from 1991 to 1995, and various management positions from 1986 to 1991. Age 51.

         Kenneth A. Drucker, Sequa Corp., 200 Park Avenue, New York, NY 10166; Director of the Company from January 1984 to May 1986; Trustee of the Trust since April 1986; Vice President and Treasurer, Sequa Corporation (gas turbine and industrial equipment) since November 1987. Age 55.

         Beverly J. Fertig, 8591 Woodbriar Drive, Sarasota, FL 34238; Trustee of the Trust since September 1988; arbitrator, National Association of Securities Dealers, Inc., since January 1992; Vice President, Marketing and Communications, Coffee, Sugar and Cocoa Exchange from January 1989 to December 1991; Executive Director, National Institutional Options and Futures Society, March 1988 to December 1988; prior thereto, Vice President, Institutional Marketing, Chicago Board Options Exchange. Age 70.

         R. S. (Dick) Harrison, 4040 Mt. Carmel Road, Cincinnati, OH 45244; Director of the Company from 1977 to 1982; Trustee of the Trust since April 1996; Director/Chairman of the Board, Baldwin Piano & Organ Company from 1994 to 1997; Chairman of the Board/CEO, Baldwin Piano & Organ Company from 1983 to 1994. Prior thereto, various management positions with Baldwin Piano & Organ Company, Cincinnati, OH. Director of Anderson Bank of Cincinnati, OH and Trustee of Kenyon College. Age 68.

         William Harding Schneebeck, 251 Indian Harbor Road, Vero Beach, FL 32963; Director of the Company from September 1977 to May 1986; Trustee of the Trust since April 1986; retired, formerly Chairman of Midwestern Fidelity Corp. Age 71.

         James E. Schwab, XTEK, Inc., 11451 Reading Road, Cincinnati, OH 45241-2283; Trustee of the Trust since December 1998; President of XTEK, Inc. (a manufacturing company), from November 1995 to present, Vice President of XTEK, Inc. from October 1994 to November 1995; various executive positions with American Financial Corporation and its affiliates from 1985 to 1994, including Senior Vice President of General Cable Corporation from 1992 to 1994 and Senior Vice President of the Penn Central Corporation (now called the American Financial Group) from 1989 to 1992. Age 57.

         *Gary H. Goldschmidt, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH, 45209, Vice President and Treasurer of the Trust since April 2000; Controller, Gateway Investment Advisers L.P. since December 1999, Vice President/Financial Reporting Manager for Countrywide Fund Services, Inc., a mutual fund service provider, from December 1993 to December 1999. Age 38

         *Geoffrey Keenan, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH, 45209 Vice President of the Trust since April 1996; Chief Operating Officer, Gateway Investment Advisers, L.P. since December 1995; Executive Vice President and Chief Operating Officer, Gateway Investment Advisers, Inc. since 1995; Vice President, Gateway Investment Advisers, Inc. from 1991 to 1995. Age 42.

         *Donna M. Squeri, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH, 45209; Secretary of the Trust since October 1995; Secretary and General Counsel of the Adviser since September 1995; in-house counsel of Bartlett & Co., a registered investment adviser, from October 1984 to September 1993. Age 41.

         *Messrs. Sall, Rogers, Keenan, Goldschmidt, and Ms. Squeri are affiliated persons of the Trust and the Adviser as defined by the Investment Company Act of 1940. Mr. Sall and Mr. Rogers are "interested persons" of the Trust as defined by the Investment Company Act of 1940.

         Messrs. Sall, Rogers, Keenan, Goldschmidt, and Ms. Squeri each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall and Mr. Rogers receive fees as follows: (a) an annual fee of $8,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $1,500 fee for each regular or special meeting of the Board of Trustees attended; and (c) $1,000 ($3,000 for the Chairman) for each Audit Committee meeting attended. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

         The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 2000.

---------------------------- --------------------------
      NAME OF TRUSTEE           TOTAL COMPENSATION
                                    FROM TRUST
---------------------------- --------------------------
James M. Anderson                     $ 8,150
Stefen F. Brueckner                   $ 8,150
Kenneth A. Drucker                    $17,150
Beverly J. Fertig                     $ 8,150
R. S. Harrison                        $ 9,550
J. Patrick Rogers                           0
Walter G. Sall                              0
William H. Schneebeck                 $10,350
James E. Schwab                       $ 8,150
---------------------------- --------------------------

SHAREHOLDER MEETINGS AND VOTING

         A meeting of shareholders must be called if shareholders holding at least 10% of the Trust's shares (or shareholders holding at least 10% of any fund's shares as to any matter affecting only such fund) file a written request for a meeting.

         On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund's advisory contract. As of April 3 2001, the Adviser held, in a fiduciary capacity, more than 50% of the outstanding shares of the Small Cap Index Fund. Thus, the Adviser may be deemed to be a control person of this Fund as of that date. As of April 3, 2001, DB Alex. Brown LLC held more than 25% of the outstanding shares of the Gateway Fund. Thus, DB Alex. Brown LLC may be deemed to be a control person of this Fund as of that date.

         As of April 3, 2001, the shareholders of the Gateway Fund controlled approximately 96.76% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Gateway Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

             INDEPENDENT PUBLIC ACCOUNTANTS AND FINANCIAL STATEMENTS

         Arthur Andersen LLP, 720 Pete Rose Way, Suite 400, Cincinnati, OH 45202, will serve as independent public accountants of the Trust. Arthur Andersen LLP performs an annual audit of the Fund's financial statements, reviews the Fund's tax returns, and provides financial, tax, and accounting consulting services as requested.

                   PRINCIPAL HOLDERS OF CINCINNATI FUND SHARES

         As of April 3, 2001, the Fund had 618,118.238 shares outstanding, out of an unlimited number of authorized shares. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of the indicated amounts of the Fund's outstanding shares.

----------------------------------------------------------- ----------------------------- --------------------------
                NAME AND ADDRESS OF OWNER                         NUMBER OF SHARES            PERCENT OF CLASS
----------------------------------------------------------- ----------------------------- --------------------------
Up East, Inc.                                                         47,371                           7.66%
c/o Betsy J. Wyeth
P. O. Box 48
Chadds Ford, PA  19317

Trustees and officers of the Trust as a group                         33,510                           5.42%

Adviser officers & directors as a group                                8,633                            1.4%
----------------------------------------------------------- ----------------------------- --------------------------

         The SEC has defined "beneficial owner" of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security, or any person who has the right to acquire beneficial ownership of any such security within 60 days.

         As of April 3, 2001, the Adviser held in a fiduciary capacity 52,985 (8.57%) of the outstanding shares of the Fund. The Adviser has investment and voting power over all shares held by it in a fiduciary capacity.


                                   SCHEDULE A

         The beta measurements that may be used in the Cincinnati Prospectus were calculated by using Microsoft Excel spreadsheets and the statistical function slope available in Microsoft Excel. The SLOPE function returns the slope of the linear regression line through data points in known y's and known x's. The slope is the vertical distance divided by the horizontal distance between any two points on the line, which is the rate of change along the regression line.

         The equation for beta (slope) is shown below.


                           n E xy - (Ex)(Ey)
                  Beta = ---------------------
                           n E x(2) - (Ex)(2)

Where y = the Fund's monthly total returns in the period x = the benchmark index's monthly total returns in the period